(logo}PHH Mortgage

Certification Regarding Compliance with Applicable Servicing Criteria

1.
PHH Mortgage Corporation PMC is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended December 31, 2022 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities transactions for which PMC acted as servicer involving residential mortgage loans other than transactions closing prior to the effective date of Regulation AB (the "Platform"), as set forth in Appendix B hereto;
2.
PMC has engaged certain vendors, who are not servicers as such term is defined in Item 1101(j) of Regulation AB (the "Vendors"), to perform specific, limited or scripted activities, and PMC elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' , as set forth in Appendix A hereto;

3.
Except as set forth in paragraph 4 below, PMC used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;
4.
The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto do not apply to PMC based on the activities it performs, directly or through its vendors, with respect to the Platform;
5.
PMC has complied, in all material respects, with the applicable servicing criteria as of December 31, 2022 and for the Reporting Period with respect to the Platform taken as a whole;
6.
PMC has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2022 and for the Reporting Period with respect to the Platform taken as a whole;
7.
PMC has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2022 and for the Reporting Period with respect to the Platform taken as a whole; and
8.
Deloitte & Touche LLP, a registered public accounting firm, has issued an attestation report on PMC's assessment of compliance with the applicable servicing criteria as of December 31, 2022 and for the Reporting Period.

February 28, 2023

PHH Mortgage Corporation

By: /s/ Scott W Anderson
Name:: Scott W Anderson
Title: EVP and Chief Servicing Officer

By: /s/ M. Jay Williams
Name: M. Jay Williams
Title: Senior Vice President, Chief Operating Officer

MORTGAGE

APPENDIX A

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA			INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by PMC	Performed by Vendor(s) for which PMC is the Responsible Party	Performed by subservicer(s) or vendor(s) for which PMC is NOT the Responsible Party
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	Xi
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
1122(d)(1)(v)	The aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.				X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

		Xii	Xiii
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	Xiv	Xv
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X

i The servicer’s duties under the applicable transaction agreements are limited to providing the required information to the party tasked with monitoring any defaults under the agreements.

ii The servicer performs all of the criterion 1122(d)(2)(i) except for the lockbox function.

iii The vendor performs only the lockbox function for criterion 1122(d)(2)(i).

iv The servicer under criterion 1122(d)(2)(ii) makes authorized disbursements on behalf of an obligor for escrowed amounts and to investors and/or the paying agent for their disbursement to investors.

v Under criterion 1122(d)(2)(ii), the tax and insurance monitoring vendors make certain disbursements on behalf of an obligor.

MORTGAGE

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA			INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by PMC	Performed by Vendor(s) for which PMC is the Responsible Party	Performed by subservicer(s) or vendor(s) for which PMC is NOT the Responsible Party
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.

means a

foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are: (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports: (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investor total unpaid principal balance and number of pool assets serviced by the Servicer.

Xvi
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration

vi 1122(d)(3)(i)(c) Not applicable as the servicer does not file any reports with the Commission.

MORTGAGE

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA			INAPPLICABLE
SERVICING CRITERIA
Reference	Criteria	Performed Directly by PMC	Performed by Vendor(s) for which PMC is the Responsible Party	Performed by subservicer(s) or vendor(s) for which PMC is NOT the Responsible Party
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Pool asset and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

		Xvii	Xviii
1122(d)(4)(v)	The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X

vii The servicer performs all of the criterion 1122(d)(4)(iv) except for the lockbox function.

viii The vendor performs only the lockbox function for criterion 1122(d)(4)(iv).

MORTGAGE

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA			INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by PMC	Performed by Vendor(s) for which PMC is the Responsible Party	Performed by subservicer(s) or vendor(s) for which PMC is NOT the Responsible Party
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

		Xix	Xx
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

		Xxi	Xxii
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be and not charged to the obligor, unless the late payment was due to	Xxiii	Xxiv
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two or such other number of days specified in the transaction agreements.	Xxv	Xxvi
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

ix The servicer performs all of the functions under criterion 1122(d)(4)(x) except for certain tax and insurance monitoring activity performed by vendors.

x The vendors perform certain tax and insurance monitoring functions for criterion 1122(d)(4)(x).

xi The servicer performs all of the functions under criterion 1122(d)(4)(xi) except for certain tax and insurance monitoring activity performed by vendors.

xii The vendors perform certain tax and insurance monitoring functions for criterion 1122(d)(4)(xi).

xiii The servicer performs all of the functions under criterion 1122(d)(4)(xii) except for certain tax and insurance monitoring activity performed by vendors.

xiv The vendors perform certain tax and insurance monitoring functions for criterion 1122(d)(4)(xii).

xv The servicer performs all of the functions under criterion 1122(d)(4)(xiii) except for certain tax and insurance monitoring activity performed by vendors.

xvi The vendors perform certain tax and insurance monitoring functions for criterion 1122(d)(4)(xiii).

APPENDIX B

MSP Investor	Investor	Deal Name
PHH	192	PHH Alternative Mortgage Trust, Series 2007-2
PHH	205	PHH Mortgage Trust, Series 2007-SL1
PHH	254	J.P. Morgan Mortgage Trust 2007-A6
PHH	279	Structured Asset Securities Corporation, Series 2007-GEL2
PHH	280	J.P. Morgan Mortgage Trust 2007-A3
PHH	520	J.P. Morgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-S2
PHH	521	J.P. Morgan Alternative Loan Trust 2006-S3
PHH	522	PHHMC Mortgage Pass-Through Certificates, Series 2006-2
PHH	524	J.P. Morgan Alternative Loan Trust 2006-A3
PHH	525	J.P. Morgan Mortgage Trust 2006-S3
PHH	526	J.P. Morgan Alternative Loan Trust 2006-A
PHH	527	J.P. Morgan Mortgage Trust 2006-A5
PHH	528	Structured Asset Securities Corporation, Series 2006-RF2
PHH	529	Merrill Lynch Mortgage Investors, Mortgage Pass-Through Certificates, MLMI Series 2006-A4
PHH	530	Morgan Stanley Mortgage Loan Trust 2006-11
PHH	537	J.P. Morgan Alternative Loan Trust 2006-A5
PHH	538	Lehman Mortgage Trust, Series 2006-6
PHH	539	Morgan Stanley Mortgage Loan Trust 2006-12XS
PHH	546	Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB4
PHH	554	J.P. Morgan Alternative Loan Trust 2006-A2
PHH	559	J.P. Morgan Mortgage Trust 2006-A3
PHH	567	J.P. Morgan Mortgage Trust 2007-A5
PHH	569	J.P. Morgan Alternative Loan Trust 2006-S2
PHH	581	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4
PHH	583	Lehman Mortgage Trust, Series 2007-10
PHH	590	J.P. Morgan Mortgage Trust 2006-A6
PHH	593	Lehman XS Trust 2006-15
PHH	595	PHHMC Mortgage Pass-Through Certificates, Series 2006-3
PHH	597	J.P. Morgan Alternative Loan Trust 2006-A6
PHH	599	Merrill Lynch Mortgage Investors, Inc., Series 2006-AF2
PHH	600	PHHMC Mortgage Pass-Through Certificates, Series 2007-4
PHH	602	Lehman Mortgage Trust Series 2006-7
PHH	605	Bear Stearns ALT-A Trust, Series 2006-3
PHH	607	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-3
PHH	620	Deutsche ALT-A Securities, Inc., Series 2006-AR5
PHH	624	Prime Mortgage Trust Series 2006-CL1
PHH	626	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-2
PHH	655	J.P. Morgan Alternative Loan Trust 2006-A7
PHH	656	J.P. Morgan Alternative Loan Trust 2006-S4
PHH	658	PHHMC Mortgage Pass-Through Certificates, Series 2006-4
PHH	659	BAFC Mortgage Pass-Through Certificates, Series 2006-8T2
PHH	660	PHH Alternative Mortgage Trust, Series 2007-3
PHH	661	Lehman XS Trust 2006-19
PHH	665	BAFC Mortgage Pass-Through Certificates, Series 2006-I
PHH	669	Lehman Mortgage Trust Series 2006-8
PHH	673	Bear Stearns ALT-A Trust 2006-8
PHH	674	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3
PHH	678	Bayview Financial Mortgage Pass-Through Trust 2006-D
PHH	679	Bear Stearns Asset Backed Securities Trust 2006-SD2
PHH	685	Citigroup Mortgage Loan Trust Inc.Series 2006-AR5
PHH	691	PHHMC Mortgage Pass-Through Certificates, Series 2007-3
PHH	698	Lehman Mortgage Trust, Series 2007-5
PHH	701	PHHMC Mortgage Pass-Through Certificates, Series 2007-5
PHH	729	Citigroup Mortgage Loan Trust Inc.Series 2006-AR3
PHH	738	Structured Asset Securities Corporation Mortgage Loan Trust 2007-BC4
PHH	764	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3
PHH	788	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-1
PHH	790	Citigroup Mortgage Loan Trust Inc.Series 2006-4
PHH	803	PHHMC Mortgage Pass-Through Certificates, Series 2006-1
PHH	806	Deutsche Alt-A Securities Inc., Mortgage Loan Trust, Series 2006-AF1

PHH	807	Structured Adjustable Rate Mortgage Loan Trust Series 2006-3
PHH	811	PHHMC Mortgage Pass-Through Certificates, Series 2007-1
PHH	823	RBSGC Mortgage Loan Trust 2007-B

PHH	851	Bear Stearns Second Lien Trust 2007-SV1
PHH	852	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3
PHH	855	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-2
PHH	879	Deutsche ALT-A Securities, Inc., Series 2007-AB1
PHH	892	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-1
PHH	905	PHHMC Mortgage Pass-Through Certificates, Series 2007-2
PHH	907	PHHMC Mortgage Pass-Through Certificates, Series 2007-6
PHH	910	GSAA Home Equity Trust 2007-9, Asset-Backed Certificates, Series 2007-9
PHH	912	Lehman Mortgage Trust, Series 2007-9
PHH	920	Lehman Mortgage Trust, Series 2007-6
PHH	960	Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB1
H0A	2504	GSAMP Trust 2006-SD1, Mortgage Pass-Through Certificates, Series 2006-SD1
E7M	2510	MASTR Asset Backed Securities Trust 2006-AM1
C5L	2511	Credit Suisse Home Equity Asset Trust 2006-2
F7M	2512	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL1, Asset Backed Pass-Through Certificates
D5L	2514	Credit Suisse Home Equity Mortgage Trust Series 2006-1
G7M	2516	Nomura Home Equity Loan Inc., Series 2006-HE1
H7M	2517	GSAMP Trust 2006-S4
J7M	2519	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Asset Backed Pass-Through Certificates
K7M	2521	Renaissance Home Equity Loan Trust 2006-1
K0A	2522	GSAMP Trust 2006-S2
L7M	2523	BanCap Asset Securitization Issuance Corporation, Series 2006-1
M7M	2524	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD1, Asset Backed Pass-Through Certificates
P7M	2526	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL2, Asset Backed Pass-Through Certificates
L0A	2528	ResMAE Asset-Backed Pass-Through Certificates Series 2006-1
K6A	2530	Bravo Mortgage Asset Trust, 2006-1, Bravo Mortgage Asset Backed Pass-Through Certificates, Series 2006-1
M0A	2535	GSAMP Trust 2006-S3
E5L	2536	Credit Suisse Home Equity Mortgage Trust Series 2006-2
S7M	2538	Nomura Home Equity Loan Inc., Series 2006-HE2
F4E	2540	Structured Asset Securities Corporation, Series 2006-S2
Z1K	2543	GSAMP Trust 2006-SEA1, Mortgage Pass-Through Certificates, Series 2006-SEA1
T7M	2544	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASL1, Asset Backed Pass-Through Certificates
V7M	2545	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP3, Asset Backed Pass-Through Certificates
N0A	2546	GSAMP Trust 2006-SD2, Mortgage Pass-Through Certificates, Series 2006-SD2
F5L	2549	Credit Suisse Home Equity Mortgage Trust Series 2006-3
W7M	2550	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL3, Asset Backed Pass-Through Certificates
Y7M	2551	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE3, Asset Backed Pass-Through Certificates
Z7M	2552	Renaissance Home Equity Loan Trust 2006-2
C8M	2556	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD2, Asset Backed Pass-Through Certificates
G4E	2557	Structured Asset Investment Loan Trust, Series 2006-4
P0A	2564	GSAMP Trust 2006-SD3, Mortgage Pass-Through Certificates, Series 2006-SD3
F8M	2569	Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2006-S1
G8M	2570	Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2006-S2
H8M	2571	Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2006-S3
J8M	2572	GSAMP Trust 2006-NC2
K8M	2573	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP4, Asset Backed Pass-Through Certificates
L8M	2574	Nomura Home Equity Loan Inc., Series 2006-HE3
Q0A	2575	GSAMP Trust 2006-S5
G5L	2577	Credit Suisse Home Equity Mortgage Trust Series 2006-4
M8M	2579	Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2006-S4
N8M	2580	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE4, Asset Backed Pass-Through Certificates
P8M	2581	Renaissance Home Equity Loan Trust 2006-3
Q8M	2582	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP5, Asset Backed Pass-Through Certificates
B2K	2584	GSRPM Mortgage Loan Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2
R8M	2585	MASTR Asset Backed Securities Trust 2006-AM3
H5L	2586	Home Equity Mortgage Trust Series 2006-5, Home Equity Mortgage Pass-Through Certificates, Series 2006-5
S8M	2587	Aegis Asset Backed Securities Trust, Series 2006-1 Mortgage Backed Notes
R0A	2589	GSAMP Trust 2006-S6
T8M	2591	Soundview Home Loan Trust 2006-NLC1
V8M	2592	Nomura Asset Acceptance Corporation Alternative Loan Trust, Series 2006-S5
J5L	2594	Credit Suisse Seasoned Loan Trust 2006-1

Y8M	2595	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6, Asset Backed Pass-Through Certificates
L6A	2597	Citigroup Mortgage Loan Trust Inc., Series 2006-HE3
A9M	2598	Soundview Home Loan Trust 2006-EQ2
B9M	2599	Renaissance Home Equity Loan Trust 2006-4

C9M	2600	GSAA Home Equity Trust 2006-S1
D2K	2601	GSAMP Trust 2007-SEA1
D9M	2602	Nomura Home Equity Loan Inc., Series 2007-2
E9M	2603	Nomura Asset Acceptance Corporation Alternative Loan Trust, Series 2007-S1
F9M	2605	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE1, Asset Backed Pass-Through Certificates
G9M	2606	ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASL1, Asset Backed Pass-Through Certificates
H9M	2607	Soundview Home Loan Trust 2007-1
J9M	2608	MASTR Asset Backed Securities Trust 2007-WMC1
K9M	2610	ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL1, Asset Backed Pass-Through Certificates
L9M	2612	ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP1, Asset Backed Pass-Through Certificates
M9M	2613	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE2, Asset Backed Pass-Through Certificates
F2K	2614	GSRPM Mortgage Loan Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
N9M	2615	Renaissance Home Equity Loan Trust 2007-1
P9M	2617	Citigroup Mortgage Loan Trust 2007-AMC2, Asset-Backed Pass-Through Certificates, Series 2007-AMC2
Q9M	2619	ACE Securities Corp. Home Equity Loan Trust, Series 2007-WM2, Asset Backed Pass-Through Certificates
R9M	2620	Nomura Home Equity Loan, Inc.Asset-Backed Certificates, Series 2007-3
S9M	2621	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Asset Backed Pass-Through Certificates
T9M	2622	Nomura Asset Acceptance Corporation Alternative Loan Trust,Series 2007-S2
H4E	2624	Structured Asset Securities Corporation, Series 2007-GEL2
V9M	2625	ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP2, Asset Backed Pass-Through Certificates
J4E	2626	Structured Asset Securities Corporation, Series 2007-OSI
W9M	2629	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE5, Asset Backed Pass-Through Certificates
Y9M	2630	Renaissance Home Equity Loan Trust 2007-2
Z9M	2631	First NLC Trust 2007-1 Mortgage-Backed Certificates, Series 2007-1
K4E	2633	Structured Asset Securities Corporation, Series 2007-TC1
A0M	2640	Renaissance Mortgage Acceptance Corp, Home Equity Loan Asset-Backed Certificates, Series 2007-3
K5L	2647	CSMC Asset-Backed Pass-Through Certificates Series 2007-NC1 OSI
B0M	2657	ACE Securities Corp. Mortgage Loan Trust,Series 2007-D1
L4E	2658	Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-BC4
C0M	2661	Soundview Mortgage Loan Trust, Series 2008-1
M0M	2678	DSLA Mortgage Loan Trust 2006-AR2, Mortgage Loan Pass-Through Certificates, Series 2006-AR2
N0M	2679	DSLA Mortgage Loan Trust 2007-AR1, Mortgage Loan Pass-Through Certificates, Series 2007-AR1
P0M	2680	HarborView Mortgage Loan Trust 2006-8, Mortgage Loan Pass-Through Certificates, Series 2006-8
Q0M	2681	HarborView Mortgage Loan Trust 2007-6, Mortgage Loan Pass-Through Certificates, Series 2007-6
V0M	2686	HarborView Mortgage Loan Trust 2007-7, Mortgage Loan Pass-Through Certificates, Series 2007-7
W0M	2687	Luminent Mortgage Trust, 2006-2, Mortgage Loan Pass-Through Certificates, Series 2006-2
Y0M	2688	Luminent Mortgage Trust,2006-3, Mortgage-Pass Through Certificates, Series 2006-3
Z0M	2689	Luminent Mortgage Loan Trust, Series 2006-4
V0A	2706	Morgan Stanley ABS Capitial I Inc. Trust 2007-HE1
A1N	2707	Morgan Stanley Home Equity Loan Trust 2007-2
W0A	2716	Saxon Asset Securities Trust 2007-1
A1B	2719	Saxon Asset Securities Trust 2006-1, Mortgage Loan Asset Backed Notes, Series 2006-1
B1B	2720	Saxon Asset Securities Trust 2006-2
B1N	2725	ABFC 2007-WMC1 Trust Asset Backed Funding Corporation Asset Backed Certificates, Series 2007-WMC1
C1N	2726	Morgan Stanley ABS Capital I Inc Trust 2007-NC3
D1N	2727	Morgan Stanley ABS Capital I Inc Trust 2007-HE5
E1N	2728	Morgan Stanley ABS Capital I Inc Trust 2007-HE7
G1B	2729	NovaStar Mortgage Funding Trust, Series 2007-2
J1B	2731	Saxon Asset Securities Trust 2006-3, Mortgage Loan Asset Backed Notes, Series 2006-3
K1B	2732	Soundview Home Loan Trust 2006-EQ1
F1N	2733	Morgan Stanley ABS Capital I INC. Trust 2007-HE6
G1N	2735	Morgan Stanley ABS Cap 2007-NC4
M1B	2736	Saxon Asset Securities Trust 2007-3
L1N	2748	Morgan Stanley IXIS Real Estate Capital Trust 2006-1
P1B	2749	Morgan Stanley IXIS Real Estate Capital Trust 2006-2
T2K	2750	IXIS Real Estate Capital Trust 2006-HE1
V2K	2751	IXIS Real Estate Capital Trust 2006-HE2
M1N	2752	IXIS Real Estate Capital Trust 2006-HE3
N1N	2753	IXIS Real Estate Capital Trust, Series 2007-HE1
Q5L	2754	Merrill Lynch Mortagge Investors Trust, Series2006 RM3
P1N	2755	Morgan Stanley ABS Capital I Inc, Series 2006-HE8

Q1B	2756	Morgan Stanley ABS Capital I Inc. Trust 2007-HE2
R1B	2757	Morgan Stanley ABS Capital I Inc. Trust 2007-HE3
S1B	2758	Morgan Stanley ABS Capital I Inc. Trust 2007-NC1
Q1N	2759	Morgan Stanley ABS Capital I Inc 2007-NC2

R1N	2760	Morgan Stanley Structured Trust 1 2007-1
T1B	2761	SAXON Asset Securities Trust 2007-2
W2K	2763	NovaStar Mortgage Funding Trust Series 2006-MTA1, Asset-Backed Notes, Series 2006-MTA1
V1B	2764	NovaStar Mortgage Funding Trust Series 2006-5
S5L	2776	Asset Backed Securities Corporation Home Equity Loan Trust, Series NC 2006-HE2
W1B	2782	Equifirst Loan Securitization Trust 2007-1
Z1B	2784	Equifirst Loan Securitization Trust 2008-1
H2N	2792	MASTR Asset Backed Securities Trust 2007-HE1
J2N	2793	MASTR Adjustable Rate Mortgages Trust 2007-HF2
L2N	2799	MASTR Asset Backed Securities Trust 2006-HE3
M2N	2800	MASTR Asset Backed Securities Trust 2006-HE4
N2N	2801	MASTR Asset Backed Securities Trust 2006-HE5
P2N	2802	MASTR Asset Backed Securities Trust 2006-NC2
Q2N	2803	MASTR Asset Backed Securities Trust 2006-NC3
R2N	2804	MASTR Asset Backed Securities Trust 2006-WMC1
S2N	2805	MASTR Asset Backed Securities Trust 2007-HE2
B3B	2839	Morgan Stanley ABS Capital I, Inc. Trust 2006-HE5
C3B	2840	Morgan Stanley ABS Capital I, Inc. Trust 2006-NC1
D3B	2841	Morgan Stanley ABS Capital I, Inc. Trust 2006-NC3
F3N	2842	Morgan Stanley ABS Capital I, Inc. Trust 2006-HE2
E3B	2843	Morgan Stanley ABS Capital I, Inc. Trust 2006-HE3
F3B	2844	Morgan Stanley Home Equity Loan Trust 2006-2
L3B	2850	Morgan Stanley Home Equity Loan Trust 2006-3
G3N	2851	Morgan Stanley IXIS Real Estate Capital Trust 2006-1
H3N	2852	Morgan Stanley Mortgage Loan Trust 2004-6AR
Z5L	2854	Morgan Stanley Mortgage Loan Trust 2006-4SL
T3N	2865	Securitized Asset Backed Receivables LLC Trust 2006-FR2
N3B	2867	Securitized Asset Backed Receivables LLC Trust 2006-FR4
V3N	2868	Securitized Asset Backed Receivables LLC Trust 2006-HE1
W3N	2869	Securitized Asset Backed Receivables LLC Trust 2006-HE2
Y3N	2870	Securitized Asset Backed Receivables LLC Trust 2006-NC3
Z3N	2871	Securitized Asset Backed Receivables LLC Trust 2006-WM2
P3B	2872	Securitized Asset Backed Receivables LLC Trust 2006-WM3
Q3B	2873	Securitized Asset Backed Receivables LLC Trust 2006-WM4
R3B	2874	Securitized Asset Backed Receivables LLC Trust 2007-BR1
S3B	2875	Securitized Asset Backed Receivables LLC Trust 2007-BR2
T3B	2876	Securitized Asset Backed Receivables LLC Trust 2007-BR3
V3B	2877	Securitized Asset Backed Receivables LLC Trust 2007-BR4
W3B	2879	Securitized Asset Backed Receivables LLC Trust 2007-HE1
Y3B	2880	Securitized Asset Backed Receivables LLC Trust 2007-NC1
Z3B	2881	Securitized Asset Backed Receivables LLC Trust 2007-NC2
A4B	2883	Securitied Asset Backed Receivables LLC Trust 2007-BR5
W4E	2893	Structured Asset Investment Loan Trust 2006-2
B4N	2894	Structured Asset Investment Loan Trust 2006-3
Y4E	2895	Structured Asset Investment Loan Trust 2006-4
B5E	2898	Structured Asset Securities Corporation Series 2006-BC1
C4N	2899	Structured Asset Securities Corporation Series 2006-BC2
D4N	2900	Structured Asset Securities Corporation Series 2006-BC3
E4N	2901	Structured Asset Securities Corporation Series 2006-BC5
C5E	2902	Structured Asset Securities Corporation Series 2006-W1
D5E	2903	Structured Asset Securities Corporation Series 2007-BC2
E5E	2904	Structured Asset Securities Corporation Series 2007-BC4
F5E	2905	Structured Asset Securities Corporation Series 2007-EQ1
F4N	2906	SG Mortgage Securities Trust 2007-NC1, Asset Backed Certificates, Series 2007-NC1
L7J	2919	SG Mortgage Securities Trust, Asset Backed Certificates, Series 2007-NC1
K4N	2945	ABFC Asset Backed Certificates, Series 2006-HE1
L4N	2946	ABFC Asset-Backed Certificates, Series 2007-NC1
T4N	2956	ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM1, Asset Backed Pass-Through Certificates
Z6L	3005	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB1
A7L	3006	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2
W3K	3007	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB3

B7L	3008	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB4
C7L	3009	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB5
D7L	3010	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6
E7L	3024	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB6

F7L	3025	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-MX1
G7L	3026	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-RP1
H7L	3027	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-SL1
J7L	3028	C-BASS Mortgage Loan Asset-Backed Certificates, Series-SP1
K7L	3029	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-SP2
Y4N	3037	Citigroup Mortgage Loan Trust Inc. Asset-Backed Pass-Through Series 2006-SHL1
N6A	3038	Citigroup Mortgage Loan Trust Inc. Asset-Backed Pass-Through Series 2007-AMC3
S4K	3069	Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2006-A
Z4N	3078	Fieldstone Mortgage Investment Trust, Series 2006-2 Mortgage-Backed Notes
A5N	3079	Fieldstone Mortgage Investment Trust, Series 2006-3 Mortgage-Backed Notes
B5N	3080	Fieldstone Mortgage Investment Trust, Series 2006-S1
C5N	3081	Fieldstone Mortgage Investment Trust, Series 2007-1
N5N	3099	Fremont Home Loan Trust Asset-Backed Certificates, Series 2006-2
P5N	3100	Fremont Home Loan Trust 2006-A, Mortgage-Backed Certificates, Series 2006-A
Q5N	3101	Fremont Home Loan Trust 2006-B, Mortgage-Backed Certificates, Series 2006-B
R5N	3102	Fremont Home Loan Trust 2006-C, Mortgage-Backed Certificates, Series 2006-C
S5N	3103	Fremont Home Loan Trust 2006-D, Mortgage-Backed Certificates, Series 2006-D
T5N	3104	Fremont Home Loan Trust 2006-E, Mortgage-Backed Certificates, Series 2006-E
Y4K	3113	GE-WMC Asset-Backed Pass-Through Certificates, Series 2006-1
V5N	3114	GREENPOINT MORTGAGE FUNDING TRUST 2006-OH1, MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OH1
W5N	3115	GSAA Home Equity Trust 2006-10
Y5N	3116	GSAA Home Equity Trust 2006-11
Z5N	3117	GSAA Home Equity Trust 2006-14
A6N	3118	GSAA Home Equity Trust 2006-15
B6N	3119	GSAA Home Equity Trust 2006-16
C6N	3120	GSAA Home Equity Trust 2006-17
D6N	3121	GSAA Home Equity Trust 2006-18
E6N	3122	GSAA Home Equity Trust 2006-19
F6N	3123	GSAA Home Equity Trust 2006-20
Z4K	3124	GSAA Home Equity Trust 2006-3, Asset-Backed Certificates, Series 2006-3
G6N	3125	GSAA Home Equity Trust 2006-4
A5K	3126	GSAA Home Equity Trust 2006-5, Asset-Backed Certificates Series 2006-5
B5K	3127	GSAA Home Equity Trust 2006-6, Asset-Backed Certificates Series 2006-6
H6N	3128	GSAA Home Equity Trust 2006-7
J6N	3129	GSAA Home Equity Trust 2006-8
C5K	3130	GSAA Home Equity Trust 2006-9, Asset-Backed Certificates Series 2006-9
K6N	3131	GSAA Home Equity Trust 2007-7
L6N	3132	GSAA Home Equity Trust 2007-8, Asset-Backed Certificates, Series 2007-8
M6N	3133	GSAA Home Equity Trust 2007-9, Asset-Backed Certificates, Series 2007-9
N6N	3134	GSAA Home Equity Trust 2007-1
P6N	3135	GSAA Home Equity Trust 2007-10, Asset-Backed Certificates Series 2007-10
Q6N	3136	GSAA Home Equity Trust 2007-2
R6N	3137	GSAA Home Equity Trust 2007-3
S6N	3138	GSAA Home Equity Trust 2007-4
T6N	3139	GSAA Home Equity Trust 2007-5
V6N	3140	GSAA Home Equity Trust 2007-6
W6N	3150	GSAMP Trust 2006-FM2
Y6N	3151	GSAMP Trust 2006-FM3
H5B	3152	GSAMP Trust 2006-HE1
L7L	3153	GSAMP Trust 2006-HE2
Z6N	3154	GSAMP Trust 2006-HE3
A7N	3155	GSAMP Trust 2006-HE4
B7N	3156	GSAMP Trust 2006-HE5
M7L	3157	GSAMP Trust 2006-HE6
C7N	3158	GSAMP Trust 2006-HE7
N7L	3159	GSAMP Trust 2006-NC1
D7N	3160	GSAMP Trust 2007-FM1
E7N	3161	GSAMP Trust 2007-FM2
F7N	3163	GSAMP Trust 2007-HE1
G7N	3164	GSAMP Trust 2007-HE2

H7N	3166	GSAMP Trust 2007-NC1
J7N	3170	GSAMP Trust 2006-HE8
K7N	3171	GSR Mortgage Loan Trust 2006-10F
L7N	3172	GSR Mortgage Loan Trust 2006-2F

E5K	3174	GSR Mortgage Loan Trust 2006-4F
M7N	3175	GSR Mortgage Loan Trust 2006-5F
N7N	3176	GSR Mortgage Loan Trust 2006-8F
P7N	3177	GSR Mortgage Loan Trust 2006-OA1
Q7N	3178	GSR Mortgage Loan Trust 2007-1F
R7N	3179	GSR Mortgage Loan Trust 2007-2F
S7N	3180	GSR Mortgage Loan Trust 2007-4F
T7N	3181	GSR Mortgage Loan Trust 2007-5F
V7N	3182	GSR Mortgage Loan Trust 2007-AR1
W7N	3183	GSR Mortgage Loan Trust 2007-OA1
Y7N	3184	GSR Mortgage Loan Trust 2007-OA2
M5B	3185	GSRPM Mortgage Loan Trust 2006-1
Q7L	3197	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2, Mortgage Loan Asset-Backed Certificates, Series 2007-HE2
D8N	3216	Nomura Home Equity Loan, Inc Asset-Backed, Series 2006-FM1
E8N	3217	Nomura Home Equity Loan, Inc Asset-Backed, Series 2006-FM2
L5K	3225	OWNIT Mortgage Loan Trust Mortgage Loan Asset-Backed Certificates, Series 2006-1
N8N	3226	OWNIT Mortgage Loan Trust Mortgage Loan Asset-Backed Certificates, Series 2006-2
T7L	3227	OWNIT Mortgage Loan Trust Mortgage Loan Asset-Backed Certificates, Series 2006-3
V7L	3228	OWNIT Mortgage Loan Trust Mortgage Loan Asset-Backed Certificates, Series 2006-4
W7L	3229	OWNIT Mortgage Loan Trust Mortgage Loan Asset-Backed Certificates, Series 2006-5
Y7L	3230	OWNIT Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-6
Z7L	3231	OWNIT Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-7
A8L	3232	OWNIT Mortgage Trust Asset Backed Certificates, Series 2006-OT1
T8N	3237	People's Financial Realty Mortgage Securities Trust, Series 2006-1, Mortgage Pass-Through Certificates, Series 2006-1
M5K	3304	Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2006-C
N5K	3305	Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2006-D
P5K	3306	Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2006-E
E6B	3307	Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2007-A
C9F	3317	RAAC Series 2006-SP1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-SP1
D9F	3318	RAAC Series 2006-SP2 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-SP2
E9F	3319	RAAC Series 2006-SP3 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-SP3
F9F	3320	RAAC Series 2006-SP4 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-SP4
G9F	3321	RAAC Series 2007-SP1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-SP1
H9F	3322	RAAC Series 2007-SP2 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-SP2
J9F	3323	RAAC Series 2007-SP3 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-SP3
P9F	3338	RALI Series 2006 QS17 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS17
K0F	3366	RALI Series 2006-QS7 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS7
D1G	3385	Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates Series 2006-RP2
E1G	3386	Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates Series 2006-RP2
F1G	3387	Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates Series 2006-RP3
G1G	3388	RAMP Series 2006-RP4 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-RP4
H1G	3389	Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates Series 2007-RP1
J1G	3390	Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates Series 2007-RP2
K1G	3391	Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2007-RP3
L1G	3392	RAMP Series 2007-RP4 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-RP4
M6B	3411	Soundview Home Loan Trust Asset-Backed Certificates, Series 2006-1
N6B	3412	Soundview Home Equity Loan Trust Asset-Backed Certificates, Series 2006-A

A9N	3414	SunTrust Alternative Loan Trust Mortgage Pass-Through Certificates, Series 2006-1F
D8L	3436	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB7
E8L	3437	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB8
F8L	3438	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB9
G8L	3439	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-MH1
K6K	3440	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-RP1
	FF7	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-RP1
H8L	3441	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-RP2

J8L	3442	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-SC1
K8L	3443	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-SL1
L8L	3444	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB1
M8L	3445	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2
N8L	3446	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB3
P8L	3447	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB4
Q8L	3448	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB5
Z6K	3467	Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2006-B
K9N	3474	Fieldstone Mortgage Investment Trust, Series 2006-1 Mortgage-Backed Notes
Q9D	3543	WMALT 2007-01
R9N	3553	GSAA Home Equity Trust 2007-SI
R6B	3560	CBA Commercial Assets,Small Balance Commercial Mortgage Pass-Through Certificates 2006-1
S6B	3561	CBA Commercial Assets,Small Balance Commercial Mortgage Pass-Through Certificates 2006-2
T6B	3562	CBA Commercial Assets,Small Balance Commercial Mortgage Pass-Through Certificates 2007-1
T9N	3567	Nomura Home Equity Loan, Inc.Asset-Backed Certificates, Series 2007-3
V9N	3568	GSAA Home Equity Trust 2006-S1
C7K	3569	GSRPM Mortgage Loan Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
D7K	3570	GSAMP Trust 2007-SEA1
E7K	3571	GSAMP Trust 2006-SEA1, Mortgage Pass-Through Certificates, Series 2006-SEA1
F7K	3572	GSRPM Mortgage Loan Trust, 2006-2 Mortgage Pass-Through Certificates, Series 2006-2
W9N	3573	Nomura Home Equity Loan Inc., Series 2007-2
Y9N	3574	Nomura Asset Acceptance Corporation Alternative Loan Trust,Series 2007-S2
T5E	3695	Structured Asset Investment Loan Trust 2006-1
V5E	3696	Structured Asset Securities Corp MPTC, Series 2006-OW1
D0N	3697	Morgan Stanley ABS Capital I Inc., 2006-WMC1
E0N	3700	Morgan Stanley ABS Capital I Inc., 2006-HE1
F0N	3703	HSI Asset Securitization Corporation Trust 2006-NC1, Mortgage Pass-Through Certificates, Series 2006-NC1
W5E	3706	Structured Asset Investment Loan Trust 2006-2
Y5E	3711	Structured Asset Investment Loan Trust 2006-BNC2
B9L	3712	CSFB Home Equity Asset Trust 2006-4
Z5E	3713	Structured Asset Securities Corporation 2006-AM1
C9L	3718	CSFB Home Equity Asset Trust 2006-5
A6E	3721	Structured Asset Investment Loan Trust 2006-BNC3
G0N	3723	Structured Asset Securities Corporation 2006-BC2
B6E	3724	Structured Asset Securities Corporation 2006-W1
H0N	3726	Structured Asset Securities Corporation 2006-BC3
C6E	3733	Structured Asset Securities Corporation 2006-Z
D6E	3734	Structured Asset Securities Corporation 2007-BC1
E6E	3735	BNC Mortgage Loan Trust 2007-1
F6E	3736	BNC Mortgage Loan Trust 2007-2
G6E	3737	Structured Asset Securities Corporation 2007-GEL2
H6E	3738	Structured Asset Securities Corporation 2007-BC3
J6E	3739	BNC Mortgage Loan Trust 2007-3
K6E	3740	Structured Asset Securities Corporation 2007-BNC1
L6E	3741	BNC Mortgage Loan Trust 2007-4
M6E	3742	Structured Asset Securities Corporation 2007-BC4
L0N	3767	Morgan Stanley Mortgage Loan Trust 2006-1AR
M0N	3768	Morgan Stanley Mortgage Loan Trust 2006-3AR
N0N	3770	Morgan Stanley Mortgage Loan Trust 2006-6AR
P0N	3771	Morgan Stanley Mortgage Loan Trust 2006-8AR
Q0N	3772	Morgan Stanley Mortgage Loan Trust 2006-9AR
V0N	3776	Morgan Stanley Mortgage Loan Trust 2006-13ARX
W0N	3777	Morgan Stanley Mortgage Loan Trust 2007-15AR
Y0N	3778	Morgan Stanley Mortgage Loan Trust 2007-2AX
Z0N	3779	Morgan Stanley Mortgage Loan Trust 2007-5AX
A1P	3780	Morgan Stanley Mortgage Loan Trust 2007-6XS
D1P	3784	Morgan Stanley Mortgage Loan Trust 2006-1AR
E1P	3785	Morgan Stanley Mortgage Loan Trust 2006-15XS
F1P	3786	Morgan Stanley Mortgage Loan Trust 2006-17XS
G1P	3787	Morgan Stanley Mortgage Loan Trust 2007-8XS
H1P	3788	Morgan Stanley Mortgage Loan Trust 2007-10XS

P1P	3795	Morgan Stanley Mortgage Loan Trust 2006-16AX
Q1P	3796	Morgan Stanley Mortgage Loan Trust 2007-11AR
L7K	3801	NovaStar Mortgage Funding Trust Series 2006-1
M7K	3802	NovaStar Mortgage Funding Trust Series 2006-2

N7K	3803	NovaStar Mortgage Funding Trust Series 2006-3
M7B	3804	NovaStar Mortgage Funding Trust Series 2006-4
N7B	3805	NovaStar Mortgage Funding Trust Series 2006-6
P7B	3806	NovaStar Mortgage Funding Trust Series 2007-1
E9L	3807	Morgan Stanley Mortgage Loan Trust 2006-14SL
F9L	3808	Morgan Stanley Mortgage Loan Trust 2006-10SL
G9L	3809	Morgan Stanley Mortgage Loan Trust 2007-4SL
Q7B	3810	Morgan Stanley ABS Capital I Inc. Trust 2007-SEA1
R1P	3811	MSM 2007-12
R7B	3812	Morgan Stanley ABS Capital I Inc. Trust 2006-HE4
Y7B	3822	Morgan Stanley ABS Capital I Inc. Trust 2006-NC4
W1P	3823	GSAA Home Equity Trust 2006-2
Y1P	3825	Morgan Stanley Mortgage Loan Trust 2007-13
Z1P	3826	Morgan Stanley Mortgage Loan Trust 2007-14AR
A2P	3827	Morgan Stanley Mortgage Loan Trust 2007-15AR
C2P	3829	ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC1, Asset Backed Pass-Through Certificates
D2P	3830	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP1, Asset Backed Pass-Through Certificates
Z7B	3831	Morgan Stanley Home Equity Loan Trust 2007-1
E2P	3832	Morgan Stanley ABS Capital I Inc. Trust 2007-HE4
C8B	3842	Saxon Asset Securities Trust 2007-4
N2P	3875	Thornburg Mortgage Securities Trust 2006-6
D3P	3987	ABFC 2006-HE1 Trust, Asset Backed Funding Corporation Asset Backed Certificates, Series 2006 HE1
E3P	3988	ABFC 2006-OPT1 Trust, Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT1
F3P	3989	ABFC 2006-OPT2 Trust, Asset Backed Funding Corporation Asset Backed Certificates, Series 2006-OPT2
G3P	3990	ABFC 2006-OPT3 Trust, Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT3
T9L	3996	Asset Backed Securities Corporation Home Equity Loan Trust, Series OOMC 2006-HE3, Asset Backed Pass-Through Certificates, Series OOMC 2006-HE3
V9L	3997	Asset Backed Securities Corporation Home Equity Loan Trust, Series OOMC 2006-HE5, Asset Backed Pass-Through Certificates, Series OOMC 2006-HE5
R3P	4003	ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP1, Asset Backed Pass-Through Certificates
S3P	4004	ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP2, Asset Backed Pass-Through Certificates
W3P	4007	American Home Mortgage Assets Trust 2006-1, AHMAT Mortgage-Backed Pass-Through Certificates, Series 2006-1
Y3P	4008	American Home Mortgage Assets Trust 2006-2, AHMAT Mortgage-Backed Pass-Through Certificates, Series 2006-2
Z3P	4009	American Home Mortgage Assets Trust 2006-3, AHMAT Mortgage-Backed Pass-Through Certificates, Series 2006-3
A4P	4010	American Home Mortgage Assets Trust 2006-4, AHMAT Mortgage-Backed Pass-Through Certificates, Series 2006-4
B4P	4011	American Home Mortgage Assets Trust 2006-5, AHMAT Mortgage-Backed Pass-Through Certificates, Series 2006-5
C4P	4012	American Home Mortgage Assets Trust 2006-6, AHMAT Mortgage-Backed Pass-Through Certificates, Series 2006-6
D4P	4013	American Home Mortgage Assets Trust 2007-1, AHMAT Mortgage-Backed Pass-Through Certificates, Series 2007-1
E4P	4014	American Home Mortgage Assets Trust 2007-2, Mortgage-Backed Pass-Through Certificates, Series 2007-2
F4P	4015	American Home Mortgage Assets Trust 2007-3
G4P	4016	American Home Mortgage Assets Trust 2007-4
H4P	4017	American Home Mortgage Assets Trust 2007-5, Mortgage-Backed Pass-Through Certificates, Series 2007-5
J4P	4018	American Home Mortgage Assets Trust 2007-SD2
T4P	4029	American Home Mortgage Investment Trust 2006-1, Mortgage-Backed Notes, Series 2006-1
V4P	4030	American Home Mortgage Investment Trust 2006-2, Mortgage-Backed Notes, Series 2006-2
W4P	4031	American Home Mortgage Investment Trust 2006-3, Mortgage-Backed Notes, Series 2006-3
Y4P	4032	American Home Mortgage Investment Trust 2007-1, Mortgage-Backed Notes, Series 2007-1
Z4P	4033	American Home Mortgage Investment Trust 2007-2
A5P	4034	American Home Mortgage Investment Trust 2007-A, Mortgage-Backed Notes, Series 2007-A
B5P	4035	American Home Mortgage Investment Trust 2007-SD1 (HELOC)
C5P	4036	American Home Mortgage Investment Trust 2007-SD1
A1C	4095	Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-R1
B1C	4096	Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-R2
G2C	4131	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-M1
H2C	4132	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-M2

J2C	4133	Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series ARSI 2006-M3
K2C	4134	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-W1
L2C	4135	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-W2

M2C	4136	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-W3
N2C	4137	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-W4
P2C	4138	Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-W5
W9L	4139	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2008-1
E5P	4142	Bear Stearns Asset Backed Securities I Trust 2006-AC3, Asset-Backed Certificates, Series 2006-AC3
F5P	4143	Bear Stearns Asset Backed Securities I Trust 2006-AC4, Asset-Backed Certificates, Series 2006-AC4
G5P	4145	Carrington Mortgage Loan Trust, Series 2006-OPT1, Asset Backed Pass-Through Certificates, Series 2006-OPT1
T6A	4151	Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates, Series 2006-AMC1
V6A	4152	Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates, Series 2006-HE2
K5P	4153	Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates, Series 2007-SHL1
L5P	4154	CSAB Mortgage-Backed Pass-Through Certificates, Series 2007-1
Q5P	4165	Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB2 Mortgage Pass-Through Certificates
R5P	4166	Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3 Mortgage Pass-Through Certificates
S5P	4167	Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB4 Mortgage Pass-Through Certificates
Z5P	4172	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR6 Mortgage Pass-Through Certificates
A6P	4173	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1
B6P	4175	Deutsche Alt-B Securities Mortgage Loan Trust, Series 2007-AB1 Mortgage Pass-Through Certificates
E6P	4179	GSAA Home Equity Trust 2006-10, Asset-Backed Certificates Series 2006-10
F6P	4180	GSAA Home Equity Trust 2006-11, Asset-Backed Certificates Series 2006-11
D8K	4181	GSAA Home Equity Trust 2006-6, Asset-Backed Certificates Series 2006-6
E8K	4182	GSAA Home Equity Trust 2006-9, Asset-Backed Certificates Series 2006-9
H6P	4185	GSAMP Trust 2006-S4, Mortgage Pass-Through Certificates, Series 2006-S4
J6P	4186	GSR Mortgage Loan Trust 2006-ARI, Mortgage Pass-Through Certificates Series 2006-AR1
K6P	4187	GSR Mortgage Loan Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2
L6P	4188	GSR Mortgage Loan Trust 2006-0A1, Mortgage Pass-Through Certificates, Series 2006-0A1
W6A	4190	HSI Asset Loan Obligation Trust 2007-AR1, Mortgage Pass-Through Certificates, Series 2007-AR1
Q6P	4194	HSI Asset Securitization Corporation Trust 2006-OPT1, Mortgage Pass-Through Certificates, Series 2006-OPT1
R6P	4195	HSI Asset Securitization Corporation Trust 2006-OPT2, Mortgage Pass-Through Certificates, Series 2006-OPT2
S6P	4196	HSI Asset Securitization Corporation Trust 2006-OPT3, Mortgage Pass-Through Certificates, Series 2006-OPT3
T6P	4197	HSI Asset Securitization Corporation Trust 2006 OPT4, Mortgage Pass-Through Certificates, Series 2006-OPT4
V6P	4198	HSI Asset Securitization Corporation Trust 2007-HE1, Mortgage Pass-Through Certificates, Series 2007-HE1
Y6A	4199	HSI Asset Securitization Corporation Trust 2007-OPT1, Mortgage Pass-Through Certificates, Series 2007-OPT1
D7P	4207	HarborView Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2006-14
E7P	4208	HarborView Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2006-6
F7P	4209	HarborView Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2006-7
G7P	4210	HarborView Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2007-2
H7P	4211	HarborView Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2007-5
J7P	4212	HarborView Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2007-6
K7P	4215	J.P. Morgan Alternative Loan Trust 2006-A3, Mortgage Pass-Through Certificates
L7P	4216	Luminent Mortgage Trust 2006-7, Mortgage Pass-Through Certificates, Series 2006-7
T7P	4223	MASTR Asset Backed Securities Trust 2007-HE2, Mortgage Pass-Through Certificates, Series 2007-HE2
V7P	4224	MASTR Alternative Loan Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2
W7P	4225	MASTR Alternative Loan Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3
Z7P	4227	MASTR Adjustable Rate Mortgages Trust 2006-0A1, Mortgage Pass-Through Certificates, Series 2006-0A1
A8P	4228	MASTR Adjustable Rate Mortgages Trust 2006-0A2, Mortgage Pass-Through Certificates, Series 2006-0A2
B8P	4229	MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
Y9L	4241	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-OPT1
Z9L	4242	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2, Mortgage Loan Asset-Backed Certificates, Series 2007-HE2
L8P	4247	Morgan Stanley Mortgage Loan Trust 2006-5AR, Mortgage Pass-Through Certificates, Series 2006-5AR
M8P	4248	Morgan Stanley Mortgage Loan Trust 2006-6AR, Mortgage Pass-Through Certificates, Series 2006-6AR

W9P	4291	Option One Mortgage Loan Trust 2006-1, Asset-Backed Certificates, Series 2006-1
Y9P	4292	Option One Mortgage Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2
Z9P	4293	Option One Mortgage Loan Trust 2006-3, Asset-Backed Certificates, Series 2006-3
A0P	4294	Option One Mortgage Loan Trust 2007-1, Asset-Backed Certificates, Series 2007-1
B0P	4295	Option One Mortgage Loan Trust 2007-2, Asset-Backed Certificates, Series 2007-2
C0P	4296	Option One Mortgage Loan Trust 2007-3, Asset-Backed Certificates, Series 2007-3
D0P	4297	Option One Mortgage Loan Trust 2007-4, Asset-Backed Certificates, Series 2007-4
E0P	4298	Option One Mortgage Loan Trust 2007-5, Asset-Backed Certificates, Series 2007-5

F0P	4299	Option One Mortgage Loan Trust 2007-6, Asset-Backed Certificates, Series 2007-6
G0P	4300	Option One Mortgage Loan Trust 2007-CP1, Asset-Backed Certificates, Series 2007-CP1
H0P	4302	Option One Mortgage Loan Trust 2007-HL1, Asset-Backed Certificates, Series 2007-HL1
J0P	4304	Option One Woodbridge Loan Trust 2002-2, Asset Backed Certificates, Series 2002-2
K0P	4305	Option One Woodbridge Loan Trust 2003-1, Asset Backed Certificates, Series 2003-1
L0P	4307	Option One Woodbridge Loan Trust 2004-1, Asset Backed Certificates, Series 2004-1
K3C	4317	Quest Trust 2006-X1, Asset Backed Certificates, Series 2006-X1
L3C	4318	Quest Trust 2006-X2, Asset Backed Certificates, Series 2006-X2
Q0P	4323	Securitized Asset Backed Receivables LLC Trust 2006-OP1, Mortgage Pass-Through Certificates, Series 2006-OP1
E8E	4354	Structured Asset Investment Loan Trust, Mortgage Pass-Through Certificates, Series 2006-2
F8E	4355	Structured Asset Investment Loan Trust, Mortgage Pass-Through Certificates, Series 2006-BNC3
S0P	4356	Structured Asset Mortgage Investments II Trust 2006-AR5, Mortgage Pass-Through Certificates, Series 2006-AR5
Y0P	4374	Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-BC2
T8E	4375	Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-BC6
V8E	4377	Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-GEL3
W8E	4378	Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-OPT1
Y8E	4379	Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-Z
Z8E	4380	Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-BC1
A9E	4381	Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-GEL2
B9E	4382	Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-TC1
C1Q	4390	SG Mortgage Securities Trust 2006-OPT2, Asset Backed Certificates, Series 2006-OPT2
T3C	4395	Soundview Home Loan Trust 2006-OPT1, Asset-Backed Certificates, Series 2006-OPT1
V3C	4396	Soundview Home Loan Trust 2006-OPT2, Asset-Backed Certificates, Series 2006-OPT2
W3C	4397	Soundview Home Loan Trust 2006-OPT3, Asset-Backed Certificates, Series 2006-OPT3
Y3C	4398	Soundview Home Loan Trust 2006-OPT4, Asset-Backed Certificates, Series 2006-OPT4
Z3C	4399	Soundview Home Loan Trust 2006-OPT5, Asset-Backed Certificates, Series 2006-OPT5
D1Q	4400	Soundview Home Loan Trust 2007-OPT1, Asset-Backed Certificates, Series 2007-OPT1
E1Q	4403	Soundview Home Loan Trust 2007-OPT2, Asset-Backed Certificates, Series 2007-OPT2
F1Q	4404	Soundview Home Loan Trust 2007-OPT3, Asset-Backed Certificates, Series 2007-OPT3
G1Q	4405	Soundview Home Loan Trust 2007-OPT4, Asset-Backed Certificates, Series 2007-OPT4
H1Q	4406	Soundview Home Loan Trust 2007-OPT5, Asset-Backed Certificates, Series 2007-OPT5
S1Q	4415	Zuni Mortgage Loan Trust 2006-OA1, Mortgage Loan Pass-Through Certificates, Series 2006-OA1
T1Q	4422	American Home Mortgage Assets Trust 2007-SD2
C9E	4424	Texas Veterans Land Board
M7D	4516	Impac CMB Trust Series 2007-A, Collateralized Asset-Backed Bonds, Series 2007-A
W7D	4524	Impac SAC, Mortgage Pass-Through Certificates, Series 2006-1
Y7D	4525	Impac SAC, Mortgage Pass-Through Certificates, Series 2006-2
Z7D	4526	Impac SAC, Mortgage Pass-Through Certificates, Series 2006-4
A8D	4527	Impac SAC, Mortgage Pass-Through Certificates, Series 2006-5
L2G	4578	GMACM Home Equity Loan Trust 2006-HE1
M2G	4579	GMACM Home Equity Loan Trust 2006-HE2
N2G	4580	GMACM Home Equity Loan Trust 2007-HE3
P3Q	4625	Bank of America Funding 2006-1
Q3Q	4626	Bank of America Funding 2006-2
R3Q	4627	Banc of America Funding Mortgage Pass-Through Certificates Series 2006-4
Z6A	4628	Bank of America Funding, Series 2006-5
T3Q	4630	Bank of America Funding, Series 2007-4
V3Q	4631	Bank of America Funding, Series 2007-7
D4Q	4639	Bayview Financial Mortgage Pass-Through Certificates, Series 2007-A
L4A	4641	Bayview Financial Asset Trust 2008-A
A5Q	4687	Sequoia Mortgage Trust 2007-1, Mortgage Pass-Through Certificates
B5Q	4688	Sequoia Mortgage Trust 2007-2, Mortgage Pass-Through Certificates
C5Q	4689	Sequoia Mortgage Trust 2007-3
D5Q	4690	Sequoia Mortgage Trust 2007-4, Mortgage Pass-Through Certificates
J5Q	4696	Mortgage Pass-Through Certificates, Merrill Lynch Alternative Note Asset Trust, Series 2007-A2
K5Q	4698	Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR3
J6Q	4719	MASTR Adjustable Rate Mortgages Trust 2007-2
L6Q	4721	MASTR Reperforming Loan Trust, Series 2006-1
L7Q	4755	Prime Mortgage Structured Asset Mortgage Investments II Inc. Prime Mortgage Trust 2006-1, Certificates Series 2006-1

S7A	4759	Citigroup Mortgage Loan Trust Inc., 2006-AR3
S7Q	4767	CSMC Mortgaged-Backed Pass-Through Certificates, Series 2006-1
T7Q	4768	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-8

V7Q	4770	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-6
D8Q	4779	Deutsche ALT-A Securities Series 2006-AB1
E8Q	4780	Deutsche ALT-A Securities Series 2006-AB3
F8Q	4781	Deutsche ALT-A Securities Series 2006-AF1
G8Q	4782	Deutsche ALT-A Securities Series 2006-AR1
F9E	4784	Deutsche ALT-A Securities Series 2007-OA1
W8Q	4866	Bear Stearns Asset Backed Securities Trust 2006-SD2
Y8Q	4868	Bear Stearns Asset Backed Securities Trust 2007-SD3
G9Q	4876	Bear Stearns ALT-A Trust 2006-8
R9Q	4892	GSR Mortgage Loan Trust 2006-3F
C4C	4893	GSR Trust 2007-HEL1
S9Q	4894	HIS Asset Loan Obligation Trust 2007-AR2
B0Q	4901	HarborView Mortgage Loan Trust 2006-13
G9E	4904	Lehman Mortgage Trust 2006-7
L9E	4908	Lehman XS Trust 2006-11
M9E	4909	Lehman XS Trust 2006-13
N9E	4911	Lehman XS Trust 2006-8
G0L	4926	SACO I Trust 2006-1
H0L	4927	SACO I Trust 2006-10
J0L	4928	SACO I Trust 2006-12
K0L	4929	SACO I Trust 2006-5
L0L	4930	SACO I Trust 2006-6
M0L	4931	SACO I Trust 2006-7
N0L	4932	SACO I Trust 2006-9
E0Q	4933	SACO I Trust 2007-1
P0L	4934	SACO I Trust 2007-2
C0E	4950	Structured Asset Securities Corporation, Series 2006-3H
D0E	4951	Structured Asset Securities Corporation, Series 2006-RF2
Y0Q	5101	RBSGC Mortgage Loan Trust 2007-B
W1R	5169	Bear Stearns Asset Backed Securities I LLC, Bear Stearns ALT-A Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1
Y1R	5170	MASTR Specialized Loan Trust 2006-01
A2R	5175	Luminent Mortgage Trust 2006-4
B2R	5176	Nomura Asset Acceptance Corporation 2006-S2
C2R	5177	Deutsche Alt-A Securities, Inc. 2006-AB2
D2R	5180	MASTR Specialized Loan Trust 2006-02
F2R	5184	Bear Stearns ALT-A Trust, Series 2006-4
Q9K	5185	Truman Capital Mortgage Loan Trust 2006-1
G2R	5186	Bear Stearns ALT-A Trust, Series 2006-5
H2R	5188	GSMPS Mortgage Loan Trust 2006-RP2
J2R	5189	MASTR Adjustable Rate Mortgages Trust 2006-OA2
L2R	5191	Nomura Asset Acceptance Corporation 2006-AR3
M2R	5192	MASTR Alternative Loan Trust 2006-3
N2R	5194	HarborView Mortgage Loan Trust 2006-10
D8D	5195	Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2006-3
P2R	5196	Nomura Asset Acceptance Corporation 2006-AR4
Q2R	5197	HarborView Mortgage Loan Trust 2006-14
R2R	5198	Bayview Financial Mortgage Pass-Through Trust 2006-D
T2R	5200	ACE Securities Corp. Home Equity Loan Trust, 2007-SL1
P5G	5202	MASTR Specialized Loan Trust 2007-01, Mortgage Pass-Through Certificates, Series 2007-01
V2R	5204	Alliance Bancorp Trust 2007-S1
W2R	5205	HarborView Mortgage Loan Trust 2007-3
Y2R	5206	HarborView Mortgage Loan Trust 2007-A
Z2R	5207	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Asset Backed Pass-Through Certificates
A3R	5208	Nomura Asset Acceptance Corporation 2007-1
B3R	5213	Deutsche Alt-A Securities Mortgage Loan Trust, 2007-OA3
C3R	5214	HarborView Mortgage Loan Trust 2007-4
D3R	5215	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4
Q5G	5216	MASTR Specialized Loan Trust 2007-02, Mortgage Pass-Through Certificates, Series 2007-02
E3R	5217	Nomura Asset Acceptance Corporation 2007-3
F3R	5218	Nomura Asset Acceptance Corporation 2007-2

G3R	5219	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA5
H3R	5220	HarborView Mortgage Loan Trust 2007-6
J3R	5223	MASTR Alternative Loan Trust 2007-HF1
M3R	5229	American Home Mortgage Investment Trust 2006-2

N3R	5230	American Home Mortgage Investment Trust 2007-A
Q3R	5278	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL1
R3R	5279	Structured Asset Investment Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3
P0E	5280	Lehman XS Trust, Mortgage Pass-Through Certificates, Series 2006-10N
S3R	5281	Structured Asset Securities Corp., Mortgage Pass-Through Certificates, Series 2006-BC2
T3R	5282	Deutsche ALT-A Securities, Inc. Mortgage Pass-Through Certificates Series 2006-OA1
V3R	5283	Deutsche ALT-A Securities, Inc. Mortgage Pass-Through Certificates Series 2007-OA2
Y3R	5285	Deutsche ALT-A Securities, Inc. Mortgage Pass-Through Certificates Series 2007-1
Z3R	5286	Deutsche ALT-A Securities, Inc. Mortgage Pass-Through Certificates Series 2007-3
B4R	10025	Deutsche ALT-A Securities, Inc. Mortgage Pass-Through Certificates Series 2006-AR2
C4R	10026	Deutsche ALT-A Securities, Inc. Mortgage Pass-Through Certificates Series 2006-AR6
D4R	10029	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL4
E4R	10030	Normura Asset Acceptable Corporation Alternative Loan Trust, Series 2007-S2
L4C	10034	IndyMac IMJA Mortgage Loan Trust 2007-A1
M4C	10035	IndyMac IMJA Mortgage Loan Trust 2007-A2
N4C	10036	IndyMac IMJA Mortgage Loan Trust 2007-A3
P4C	10037	IndyMac IMJA Mortgage Loan Trust 2007-A4
W4C	10054	Home Equity Mortgage Loan Asset-Backed Trust, INABS 2006-A
Z4C	10056	Home Equity Mortgage Loan Asset-Backed Trust, INABS 2006-B
A5C	10057	Home Equity Mortgage Loan Asset-Backed Trust, INABS 2006-C
B5C	10058	Home Equity Mortgage Loan Asset-Backed Trust, INABS 2006-D
C5C	10059	Home Equity Mortgage Loan Asset-Backed Trust, INABS 2006-E
D5C	10060	Home Equity Mortgage Loan Asset-Backed Trust, INABS 2007-A
E5C	10061	Home Equity Mortgage Loan Asset-Backed Trust, INABS 2007-B
H4R	10067	Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-4
J4R	10068	Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-8
K4R	10069	HarborView Mortgage Loan Trust, Series 2006-2
L4R	10070	HarborView Mortgage Loan Trust, Series 2006-6
M4R	10071	HarborView Mortgage Loan Trust, Series 2006-8
N4R	10072	HarborView Mortgage Loan Trust, Series 2006-14
P4R	10075	HCSB 2007-4
C1F	10087	Structured Adjustable Rate Mortgage, Series 2006-4
D1F	10088	Structured Adjustable Rate Mortgage, Series 2006-8
G1F	10093	Lehman XS Trust, Series 2006-2N
K1F	10096	Lehman XS Trust, Series 2006-10N
L1F	10097	Lehman XS Trust, Series 2006-14N
M1F	10098	Lehman XS Trust, Series 2006-16N
N1F	10099	Lehman XS Trust, Series 2006-18N
P1F	10100	Lehman XS Trust, Series 2007-2N
Q1F	10101	Lehman XS Trust, Series 2007-4N
R1F	10102	Lehman XS Trust, Series 2007-12N
S1F	10103	Lehman XS Trust, Series 2007-15N
T1F	10104	Lehman XS Trust, Series 2006-15
V1F	10105	Lehman XS Trust, Series 2006-17
W1F	10106	Lehman XS Trust, Series 2006-19
Y1F	10107	Lehman XS Trust, Series 2006-20
Z1F	10108	Lehman XS Trust, Series 2007-1
A2F	10109	Lehman XS Trust, Series 2007-3
B2F	10110	Lehman XS Trust, Series 2007-6
C2F	10111	Lehman XS Trust, Series 2007-9
D2F	10112	Lehman XS Trust, Series 2007-11
E2F	10113	Lehman XS Trust, Series 2006-11
F2F	10114	Lehman XS Trust, Series 2006-12N
G2F	10115	Lehman XS Trust, Series 2006-13
A6C	10134	IndyMac INDX Mortgage Loan Trust 2006-AR2
B6C	10135	IndyMac INDX Mortgage Loan Trust 2006-AR4
C6C	10136	IndyMac INDX Mortgage Loan Trust 2006-AR6
D6C	10137	IndyMac INDX Mortgage Loan Trust 2006-AR8
E6C	10138	IndyMac INDX Mortgage Loan Trust 2006-AR14
F6C	10139	IndyMac IMSC Mortgage Loan Trust 2007-HOA1
T7C	10192	Residential Asset Securitization Trust 2006-A2

Z5G	10194	Residential Asset Securitization Trust 2006-A3CB
W7C	10195	Residential Asset Securitization Trust 2006-A5CB
Y7C	10196	Residential Asset Securitization Trust 2006-A6
A6G	10197	Residential Asset Securitization Trust 2006-A7CB

Z7C	10198	Residential Asset Securitization Trust 2006-A8
A8C	10199	Residential Asset Securitization Trust 2006-A9CB
B8C	10200	Residential Asset Securitization Trust 2006-A10
D8C	10202	Residential Asset Securitization Trust 2006-A12
E8C	10203	Residential Asset Securitization Trust 2006-A13
F8C	10204	Residential Asset Securitization Trust Series 2006-A14CB
G8C	10205	Residential Asset Securitization Trust 2006-A15
H8C	10206	Residential Asset Securitization Trust 2006-A16
J8C	10207	Residential Asset Securitization Trust 2007-A1
K8C	10208	Residential Asset Securitization Trust 2007-A2
L8C	10209	Residential Asset Securitization Trust 2007-A3
M8C	10210	Residential Asset Securitization Trust 2007-A5
N8C	10211	Residential Asset Securitization Trust 2007-A6
P8C	10212	IndyMac ISMC Mortgage Loan Trust 2007-F1
Q8C	10213	Residential Asset Securitization Trust 2007-A7
R8C	10214	Residential Asset Securitization Trust 2007-A8
S8C	10215	IndyMac ISMC Mortgage Loan Trust 2007-F2
T8C	10216	Residential Asset Securitization Trust 2007-A9
V8C	10217	IndyMac IMSC Mortgage Loan Trust 2007-F3
W8C	10218	Home Equity Mortgage Loan Asset-Backed Trust, INDS 2006-1
Y8C	10219	Home Equity Mortgage Loan Asset-Backed Trust, Series INDS 2006-A
R4R	10223	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS
S4R	10224	Morgan Stanley Mortgage Loan Trust, Series 2007-2AX
T4R	10225	Morgan Stanley Mortgage Loan Trust, Series 2007-5AX
V4R	10226	Morgan Stanley Mortgage Loan Trust, Series 2007-12
W4R	10227	Morgan Stanley Mortgage Loan Trust, Series 2007-14AR
Y4R	10228	Morgan Stanley Mortgage Loan Trust, Series 2007-15AR
Z4R	10229	Banc of America Funding Mortgage Pass-Through Certificates, Series 2006-D
A5R	10230	Banc of America Funding Mortgage Pass-Through Certificates, Series 2006-H
B5R	10231	J.P. Morgan Alternative Loan Trust, Series 2006-S4
C5R	10232	J.P. Morgan Mortgage Trust, Series 2006-S4
D5R	10233	Luminent Mortgage Trust, Series 2006-3
E5R	10234	Luminent Mortgage Trust, Mortgage Loan Pass-Through Certificates, Series 2006-5
F5R	10235	Lumiment Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-7
G5R	10236	Luminent Mortgage Trust, Mortgage Loan Pass-Through Certificates, Series 2007-1
H5R	10237	Luminent Mortgage Trust, Mortgage Loan Pass-Through Certificates, Series 2007-2
J5R	10240	BCAP 2006-AA2
K5R	10241	BCAP LLC Trust, Series 2008-IND2
L5R	10242	BCAP Trust LLC, Series 2008-IND1
Z8C	10243	BCAP Trust LLC, Series 2007-AA1
M4A	10246	Bayview 2008-3
K2F	10247	Lehman Mortgage Trust, Series 2006-5
L2F	10248	Lehman Mortgage Trust, Series 2006-6
B6G	10249	Lehman Mortgage Trust, Series 2006-7
M2F	10250	Lehman Mortgage Trust, Series 2006-8
N2F	10251	Lehman Mortgage Trust, Series 2006-9
P2F	10252	Lehman Mortgage Trust, Series 2007-1
Q2F	10253	Lehman Mortgage Trust, Series 2007-2
R2F	10254	Lehman Mortgage Trust, Series 2007-3
S2F	10255	Lehman Mortgage Trust, Series 2007-4
T2F	10256	Lehman Mortgage Trust, Series 2007-5
V2F	10257	Lehman Mortgage Trust, Series 2007-7
W2F	10258	Lehman Mortgage Trust, Series 2007-10
S5R	10268	MASTR ALTERNATIVE LOAN TRUST 2006-3
T5R	10269	MASTR Adjustable Rate Mortgages Trust 2006-OA2
V5R	10270	MASTR Adjustable Rate Mortgages Trust, Series 2007-1
W5R	10271	MASTR Adjustable Rate Mortgages Trust, Series 2007-2
Y5R	10272	MASTR Adjustable Rate Mortgages Trust, Series 2007-3
Z5R	10277	Merrill Lynch MANA, Series 2007-F1
A6R	10279	Merrill Lynch MANA, Series 2007-OAR4
B6R	10280	Merrill Lynch MLMBS, Series 2007-1

C6R	10281	Merrill Lynch MLMBS, Series 2007-3
D6R	10283	GSR Mortgage Loan Trust, Series 2006-1F
E6R	10284	GSR Mortgage Loan Trust, Series 2006-2F
F6R	10285	GSR Mortgage Loan Trust, Series 2006-3F

B0K	10286	GSR Mortgage Loan Trust, Series 2006-4F
G6R	10287	GSR Mortgage Loan Trust, Series 2006-5F
J6R	10289	GSR Mortgage Loan Trust, Series 2006-10F
K6R	10290	GSR Mortgage Loan Trust, Series 2007-AR2
L6R	10291	GSR Mortgage Loan Trust, Series 2007-OA2
M6R	10295	GSAA Home Equity Trust, Series 2006-17
N6R	10296	Alliance Securities Mortgage Backed Pass-Through Certificates, Series 2007-OA1
Q6R	10298	HarborView Mortgage Loan Trust, Series 2007-7
A9C	10299	HarborView Mortgage Loan Trust, Series 2005-5
N4A	10300	Bayview 2007-2
Z2F	10301	Lehman Mortgage Trust, Series 2006-4
Q0L	10304	Merrill Lynch Mortgage Investors Trust, Series 2006-HE5
C9C	10310	IndyMac INDA Mortgage Loan Trust 2006-AR1
D9C	10311	IndyMac INDA Mortgage Loan Trust 2006-AR2
E9C	10312	IndyMac INDA Mortgage Loan Trust 2006-AR3
F9C	10313	IndyMac INDA Mortgage Loan Trust 2007-AR1
G9C	10314	IndyMac INDA Mortgage Loan Trust 2007-AR2
H9C	10315	IndyMac INDA Mortgage Loan Trust 2007-AR3
J9C	10316	IndyMac INDA Mortgage Loan Trust 2007-AR4
K9C	10317	IndyMac INDA Mortgage Loan Trust 2007-AR5
L9C	10318	IndyMac INDA Mortgage Loan Trust 2007-AR6
M9C	10319	IndyMac INDA Mortgage Loan Trust 2007-AR8
N9C	10320	IndyMac INDA Mortgage Loan Trust 2007-AR7
P9C	10323	IndyMac Home Equity Mortgage Loan Asset-Backed Notes, Series 2006-H3
R9C	10325	IndyMac INDX Mortgage Loan Trust 2006-FLX1
S9C	10327	IndyMac INDX Mortgage Loan Trust 2007-FLX2
T9C	10328	IndyMac INDX Mortgage Loan Trust 2007-FLX3
V9C	10329	IndyMac INDX Mortgage Loan Trust 2007-FLX4
W9C	10330	IndyMac INDX Mortgage Loan Trust 2007-FLX5
Y9C	10331	IndyMac INDX Mortgage Loan Trust 2007-FLX6
Z0C	10358	IndyMac INDX Mortgage Loan Trust, Series 2006-AR3
A1D	10359	IndyMac INDX Mortgage Loan Trust, Series 2006-AR5
B1D	10360	IndyMac INDX Mortgage Loan Trust, Series 2006-AR7
C1D	10361	IndyMac INDX Mortgage Loan Trust, Series 2006-AR9
D1D	10362	IndyMac INDX Mortgage Loan Trust, Series 2006-AR11
E1D	10363	IndyMac INDX Mortgage Loan Trust, Series 2006-AR13
F1D	10364	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15
G1D	10365	IndyMac INDX Mortgage Loan Trust, Series 2006-AR21
H1D	10366	IndyMac INDX Mortgage Loan Trust, Series 2006-AR19
J1D	10367	IndyMac INDX Mortgage Loan Trust, Series 2006-AR23
K1D	10368	IndyMac INDX Mortgage Loan Trust, Series 2006-AR12
L1D	10369	IndyMac INDX Mortgage Loan Trust, Series 2006-AR25
M1D	10370	IndyMac INDX Mortgage Loan Trust, Series 2006-AR27
N1D	10371	IndyMac INDX Mortgage Loan Trust, Series 2006-AR31
P1D	10372	IndyMac INDX Mortgage Loan Trust, Series 2006-AR29
E6G	10373	IndyMac INDX Mortgage Loan Trust, Series 2006-AR35
Q1D	10375	IndyMac INDX Mortgage Loan Trust 2006-AR39
R1D	10376	IndyMac INDX Mortgage Loan Trust 2006-AR37
S1D	10377	IndyMac INDX Mortgage Loan Trust 2006-AR41
T1D	10378	IndyMac INDX Mortgage Loan Trust 2007-AR1
F6G	10379	IndyMac INDX Mortgage Loan Trust 2007-AR5
V1D	10380	IndyMac INDX Mortgage Loan Trust 2007-AR7
W1D	10381	IndyMac INDX Mortgage Loan Trust 2007-AR9
Y1D	10382	IndyMac INDX Mortgage Loan Trust 2007-AR11
Z1D	10383	IndyMac INDX Mortgage Loan Trust 2007-AR13
A2D	10384	IndyMac INDX Mortgage Loan Trust 2007-AR15
B2D	10385	IndyMac IMSC Mortgage Loan Trust 2007-AR1
C2D	10386	IndyMac INDX Mortgage Loan Trust 2007-AR17
D2D	10387	IndyMac INDX Mortgage Loan Trust 2007-AR2
E2D	10388	IndyMac INDX Mortgage Loan Trust 2007-AR19
F2D	10389	IndyMac INDX Mortgage Loan Trust 2007-AR21IP

H2D	10391	IndyMac INDB Mortgage Loan Trust 2006-1
V6R	10393	Deutsche Alt-A Securities Mortgage Pass-Through Certificates 2007-OA2
D7R	10402	Adjustable Rate Mortgage Trust 2007-2
E7R	10403	CSAB Mortgage-Backed Pass-Through Certificates, 2006-3

F7R	10404	CSAB Mortgage-Backed Pass-Through Certificates, Series 2007-1
H7R	10407	CSMC Mortgage-Backed Pass-Through Certificates, 2007-1
J7R	10408	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-2
K7R	10409	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3
L7R	10410	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-4
M7R	10411	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-6
N7R	10412	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-7
P7R	10413	GSAA Home Equity Trust, Series 2006-20
Q7R	10414	GSAA Home Equity Trust, Series 2007-3
R7R	10415	GSAA Home Equity Trust, Series 2007-4
S7R	10416	Deutsche Alt-A, Mortgage Pass-Through Certificates, Series 2006-AR1
T7R	10417	Deutsche Alt-A Securities Mortgage Pass-Through Certificates, Series 2006-AF1
V7R	10418	Deutsche Alt-A Securities Mortgage Pass-Through Certificates, Series 2006-AR5
W7R	10419	Deutsche Alt-A Securities Mortgage Pass-Through Certificates, Series 2006-AR6
Y7R	10420	Deutsche Alt-A Securities Mortgage Pass-Through Certificates, Series 2007-AR1
Z7R	10421	Deutsche Alt-A Securities Mortgage Pass-Through Certificates, Series 2007-BAR1
A8R	10422	Deutsche Alt-A Securities Mortgage Pass-Through Certificates, Series 2007-AR2
B8R	10424	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3
C8R	10425	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-2
	10426	Deutsche Alt-A Securities Mortgage Loan Trust, Series2006-AR1
T9G	10570	RALI Series 2007-QS1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS1
K1H	10612	RALI Series 2007 -QSI0 Trust, Mortgage Asset-Backed Pass-Tirrough Certificates, Series 2007 -QSI0
A3H	10666	RALI Series 2007-QS3 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS3
B3H	10667	RALI Series 2007-QS4 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS4
C3H	10668	RALI Series 2007-QS5 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS5
D3H	10669	RALI Series 2007-QS6 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS6
E3H	10670	RALI Series 2007-QS7 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS7
E5H	10715	RAAC Series 2007-RP1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-RP1
H5H	10718	RAAC Series 2007-RP2 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-RP2
J5H	10719	RAAC Series 2007-RP3 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-RP3
R0L	10751	Bear Stearns Second Lien Trust 2007-1
E8R	10752	Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates, Series 2007-SHL1
N7H	10782	Banc Of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-5
W7H	10789	GSR Mortgage Loan Trust 2006-AR2
Y7H	10790	HSI Asset Loan Obligation Trust, Series 2007-AR1
Z7H	10791	Luminent Mortgage Trust, Series 2006-3
A8H	10792	MASTR Adjustable Rate Mortgages Trust 2007-1
G8H	10798	RAAC Series 2006-RP1 Trust, Mortgage Asset-Backed Pass-through Certificates, Series 2006-RP1
H8H	10799	RAAC Series 2006-RP2 Trust, Mortgage Asset-Backed Pass-through Certificates, Series 2006-RP2
J8H	10800	RAAC Series 2006-RP3 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-RP3
K8H	10801	RAAC Series 2006-RP4 Trust Mortgage Asset-Backed Pass-Through Certificates Series 2006-RP4
L8H	10802	RAAC Series 2006-SP1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-SP1
M8H	10803	RAAC Series 2006-SP2 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-SP2
N8H	10804	RAAC Series 2006-SP3 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-SP3
P8H	10805	RAAC Series 2006-SP4 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-SP4
Q8H	10806	RAAC Series 2007-SP2 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-SP2
R8H	10807	RAAC Series 2007-SP3 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-SP3
S8H	10808	RALI Series 2006-QA1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1
T8H	10809	RALI Series 2006-QA11 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA11
V8H	10810	RALI Series 2006-QA2 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA2
W8H	10811	RALI Series 2006-QA3 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA3
Y8H	10812	RALI Series 2006-QA4 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA4
Z8H	10813	RALI Series 2006-QA5 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA5
A9H	10814	RALI Series 2006-QA6 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA6
B9H	10815	RALI Series 2006-QA8 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA8
C9H	10816	RALI Series 2006-QA9 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA9
D9H	10817	RALI Series 2006-QS1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1
E9H	10818	RALI Series 2006-QS10 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS10
F9H	10819	RALI Series 2006-QS11 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS11
G9H	10820	RALI Series 2006-QS12 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS12

H9H	10821	RALI Series 2006-QS13 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS13
J9H	10822	RALI Series 2006-QS15 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS15
K9H	10823	RALI Series 2006-QS16 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS16
L9H	10824	RALI Series 2006-QS18 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS18

M9H	10825	RALI Series 2006-QS2 Trust, Mortgage Asset- Backed Pass-Through Certificates, Series 2006-QS2
N9H	10826	RALI Series 2006-QS3 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS3
P9H	10827	RALI Series 2006-QS4 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS4
Q9H	10828	RALI Series 2006-QS5 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS5
R9H	10829	RALI Series 2006-QS6 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS6
S9H	10830	RALI Series 2006-QS8 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS8
T9H	10831	RALI Series 2006-QS9 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS9
M0H	10847	RAMP Series 2006-EFC1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EFC1
N0H	10848	Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EFC2
P0H	10849	RAMP Series 2006-NC1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC1
Q0H	10850	Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2
R0H	10851	Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC3
S0H	10852	Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-RS1
T0H	10853	Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates Series 2006-RS 2
V0H	10854	Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates Series 2006-RS3
W0H	10855	Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates Series 2006-RS4
Y0H	10856	Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates Series 2006-RS5
Z0H	10857	RAMP Series 2006-RS6 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-RS6
B1J	10859	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RZ2
C1J	10860	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RZ3
D1J	10861	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RZ4
E1J	10862	Residential Asset Mortgage Products, INC., Mortgage Asset-Backed Pass-Through Certificates. Series 2006-RZ5
F1J	10863	Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates Series 2007-RS1
G1J	10864	Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2007-RS2
H1J	10865	RAMP Series 2007-RZ1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-RZ1
K1J	10867	RASC Series 2006-KS1 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS1
L1J	10868	RASC Series 2006-KS2 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS2
M1J	10869	RASC Series 2006-KS3 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS3
N1J	10870	RASC Series 2006-KS4 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-KS4
P1J	10871	RASC Series 2006-KS5 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS5
Q1J	10872	RASC Series 2006-KS6 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS6

R1J	10873	RASC Series 2006-KS7 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS7
S1J	10874	RASC Series 2006-KS8 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS8
T1J	10875	RASC Series 2006-KS9 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS9
V1J	10876	RASC Series 2007-EMX1 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2007-EMX1
W1J	10877	RASC Series 2007-KS1 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS1
Y1J	10878	RASC Series 2007-KS2 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS2
Z1J	10879	RASC Series 2007-KS3 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS3
A2J	10880	RASC Series 2007-KS4 Trust, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS4

N2J	10897	RFMSI Series 2006-S3 Trust, Mortgage Pass-Through Certificates, Series 2006-S3
P2J	10898	RFMSI Series 2006-S4 Trust, Mortgage Pass-Through Certificates, Series 2006-S4
Q2J	10899	RFMSI Series 2006-S6 Trust, Mortgage Pass-Through Certificates, Series 2006-S6
R2J	10900	RFMSI Series 2006-S7 Trust, Mortgage Pass-Through Certificates, Series 2006-S7
S2J	10901	RFMSI Series 2006-SA1 Trust, Mortgage Pass-Through Certificates, Series 2006-SA1
T2J	10902	RFMSI Series 2007-S1 Trust, Mortgage Pass-Through Certificates, Series 2007-S1
V2J	10903	RFMSI Series 2007-S4 Trust, Mortgage Pass-Through Certificates, Series 2007-S4
W2J	10904	RFMSI Series 2007-S5 Trust, Mortgage Pass-Through Certificates, Series 2007-S5
Y2J	10905	RFMSI Series 2007-S9 Trust, Mortgage Pass-Through Certificates Series 2007-S9
S0L	10907	Bear Stearns Asset Backed Securities I LLC SACO I Trust 2006-8
A3F	10908	Lehman XS Trust 2006-10N
B3F	10909	Lehman XS Trust 2006-12N
E3J	10918	RALI Series 2007-QA1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QA1
F3J	10919	RALI Series 2007-QA2 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QA2
G3J	10920	RALI Series 2007-QA3 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QA3
H3J	10921	RALI Series 2007-QA4 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QA4
J3J	10922	RALI Series 2007-QA5 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QA5
K3J	10923	RALI Series 2007-QS11 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS11
L3J	10924	RALI Series 2007-QS2 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS2
M3J	10925	RALI Series 2007 -QS8 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007 -QS8
N3J	10926	RALI Series 2007-QS9 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS9
P3J	10927	RAAC Series 2007-RP4 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007 -RP4
Q3J	10928	RFMSI Series 2007-S2 Trust, Mortgage Pass-Through Certificates Series 2007-S2
R3J	10929	RFMSI Series 2007-S3 Trust, Mortgage Pass-Through Certificates Series 2007-S3
S3J	10930	RFMSI Series 2007-S6 Trust, Mortgage Pass-Through Certificates Series 2007-S6
T3J	10931	RFMSI Series 2007-S7 Trust, Mortgage Pass-Through Certificates, Series 2007-S7
V3J	10932	RFMSI Series 2007-S8 Trust, Mortgage Pass-Through Certificates, Series 2007-S8
W3J	10933	RFMSI Series 2007-SA1 Trust, Mortgage Pass-Through Certificates, Series 2007-SA1
Y3J	10934	RFMSI Series 2007-SA2 Trust, Mortgage Pass-Through Certificates, Series 2007-SA2
Z3J	10935	RFMSI Series 2007-SA3 Trust, Mortgage Pass-Through Certificates, Series 2007-SA3
A4J	10936	RFMSI Series 2007-SA4 Trust, Mortgage Pass-Through Certificates, Series 2007-SA4
B4J	10937	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3
C4J	10938	RAAC Series 2007-SP1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-SP1
F4J	10941	RALI Series 2006-QA10 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA10
G4J	10942	RALI Series 2006-QA7 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA7
H4J	10943	RALI Series 2006-QS14 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS14
J4J	10944	RALI Series 2006-QS17 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS17
K4J	10945	RALI Series 2006-QS7 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS7
L4L	10946	RFMSI Series 2006-S10 Trust, Mortgage Pass-Through Certificates, Series 2006-S10
N4J	10948	RFMSI Series 2006-S12 Trust, Mortgage Pass-Through Certificates, Series 2006-S12
P4J	10949	RFMSI Series 2006-S5 Trust, Mortgage Pass-Through Certificates, Series 2006-S5
Q4J	10950	RFMSI Series 2006-S8 Trust, Mortgage Pass-Through Certificates, Series 2006-S8
R4J	10951	RFMSI Series 2006-S9 Trust, Mortgage Pass-Through Certificates, Series 2006-S9
S4J	10952	RFMSI Series 2006-SA2 Trust, Mortgage Pass-Through Certificates, Series 2006-SA2
T4J	10953	RFMSI Series 2006-SA3 Trust, Mortgage Pass-Through Certificates, Series 2006-SA3
V4J	10954	RFMSI Series 2006-SA4 Trust, Mortgage Pass-Through Certificates Series 2006-SA4
Z4J	10957	Deutsche Alt-A Securities, Inc.Mortgage Loan Trust, Series 2007-RAMP1
A5J	10958	GSR Mortgage Loan Trust 2007-AR1
F5J	10969	GMACM Mortgage Loan Trust 2006-J1
G5J	10970	GMACM Mortgage Loan Trust 2006-AR1
H5J	10971	GMACM Mortgage Loan Trust 2006-AR2
K8R	10979	GSR Mortgage Loan Trust 2006-AR1
L8R	10980	GSR Mortgage Loan Trust 2006-AR2, GSR Mortgage Loan Trust 2006-AR2
G0K	10981	GSR Mortgage Loan Trust 2006-4F
M8R	10982	GSR Mortgage Loan Trust 2007-4F
F3F	10985	Structured Asset Securities Corporation Mortgage Loan Trust 2007-RF1
J0K	10991	GSMPS Mortgage Loan Trust 2006-RP1

R8R	10993	Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3
S8R	10994	MASTR Reperforming Loan Trust 2006-2

S2A	11008	CWALT, Inc., Alternative Loan Trust 2007-OA9
J5J	11042	Deutsche Alt-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR1
F9R	11055	Adjustable Rate Mortgage Trust, Series 2006-2
G9R	11056	Adjustable Rate Mortgage Trust 2006-3
P9R	11063	Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-A
Q9R	11064	Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2006-D
R9R	11066	Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2007-3
S9R	11067	Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2007-4
C0R	11076	Bear Stearns ALT-A Trust, Series 2006-1
D0R	11077	Bear Stearns Asset Backed Securities I Trust, Series 2006-AC1
E0R	11078	Bear Stearns Asset Backed Securities I Trust, Series 2006-AC5
B1S	11097	Bear Stearns ALT-A Trust, Series 2006-3
C1S	11098	Bear Stearns ALT-A Trust, Series 2006-4
D1S	11099	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-3
A2S	11123	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-1
B2S	11124	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-2
P2S	11137	Deutsche ALT-A Mortgage Pass-Through Certificates, Series 2006-AB1
Q2S	11138	Deutsche ALT-A Mortgage Pass-Through Certificates, Series 2006-AB2
R2S	11139	Deutsche ALT-A Mortgage Pass-Through Certificates, Series 2006-AB3
S2S	11140	Deutsche ALT-A Mortgage Pass-Through Certificates, Series 2006-AB4
T2S	11141	Deutsche ALT-A Mortgage Pass-Through Certificates, Series 2006-AF1
V2S	11142	Deutsche ALT-A Mortgage Pass-Through Certificates, Series 2006-AR1
W2S	11143	Deutsche ALT-A Mortgage Pass-Through Certificates, Series 2006-AR2
Z2S	11145	Deutsche ALT-A Mortgage Pass-Through Certificates, Series 2006-AR4
A3S	11146	Deutsche ALT-A Mortgage Pass-Through Certificates, Series 2006-AR5
B3S	11147	Deutsche ALT-A Mortgage Pass-Through Certificates, Series 2006-AR6
C3S	11148	Deutsche ALT-A Mortgage Pass-Through Certificates, Series 2007-1
D3S	11149	Deutsche ALT-A Mortgage Pass-Through Certificates, Series 2007-2
F3S	11151	Deutsche ALT-A Mortgage Pass-Through Certificates, Series 2007-AR1
G3S	11152	Deutsche ALT-A Mortgage Pass-Through Certificates, Series 2007-AR2
H3S	11153	Deutsche ALT-A Mortgage Pass-Through Certificates, Series 2007-AR3
J3S	11154	Deutsche ALT-A Mortgage Pass-Through Certificates, Series 2007-BAR1
Y3S	11166	GSAA Home Equity Trust Asset-Backed Certificates, Series 2006-10
Z3S	11167	GSAA Home Equity Trust Asset-Backed Certificates, Series 2006-11
A4S	11168	GSAA Home Equity Trust Asset-Backed Certificates, Series 2006-14
B4S	11169	GSAA Home Equity Trust Asset-Backed Certificates, Series 2006-16
C4S	11170	GSAA Home Equity Trust Asset-Backed Certificates, Series 2006-17
D4S	11174	GSAA Home Equity Trust Asset-Backed Certificates, Series 2006-18
B7A	11178	Banc of America Funding Corporation, Series 2007-6
W0L	11179	Banc of America Funding Corporation, Series 2008-1
Y9D	11182	Bear Stearns Asset Backed Securities I Trust 2007-AC2
Z9D	11183	Bear Stearns Asset Backed Securities I Trust 2007-AC4
A0D	11184	Bear Stearns Asset Backed Securities I Trust 2007-AC5
F7A	11192	Citigroup Mortgage Pass-Through Certificates, Series 2006-AR3
G7A	11193	Citigroup Mortgage Pass-Through Certificates, Series 2006-AR5
H7A	11195	Citigroup Mortgage Pass-Through Certificates, Series 2007-AR1
J7A	11196	Citigroup Mortgage Pass-Through Certificates, Series 2007-AR8
Y0K	11227	GSAA Home Equity Trust Asset-Backed Certificates, Series 2006-5
Z0K	11228	GSAA Home Equity Trust Asset-Backed Certificates, Series 2006-1
A1L	11229	GSAA Home Equity Trust Asset-Backed Certificates, Series 2006-12
F4S	11230	GSAA Home Equity Trust Asset-Backed Certificates, Series 2006-19
G4S	11231	GSAA Home Equity Trust Asset-Backed Certificates, Series 2006-20
B1L	11232	GSAA Home Equity Trust Asset-Backed Certificates, Series 2006-3
C1L	11233	GSAA Home Equity Trust Asset-Backed Certificates, Series 2006-9
H4S	11234	GSAA Home Equity Trust Asset-Backed Certificates, Series 2007-1
J4S	11235	GSAA Home Equity Trust Asset-Backed Certificates, Series 2007-10
K4S	11236	GSAA Home Equity Trust Asset-Backed Certificates, Series 2007-2
L4S	11237	GSAA Home Equity Trust Asset-Backed Certificates, Series 2007-3
M4S	11238	GSAA Home Equity Trust Asset-Backed Certificates, Series 2007-4
N4S	11239	GSAA Home Equity Trust Asset-Backed Certificates, Series 2007-3
P4S	11240	GSAA Home Equity Trust Asset-Backed Certificates, Series 2007-6

Q4S	11241	GSAA Home Equity Trust Asset-Backed Certificates, Series 2007-7
R4S	11245	GSR Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-3F
G1L	11246	GSR Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-4F
S4S	11247	GSR Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-5F

T4S	11248	GSR Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-9F
H1L	11249	GSRPM Mortgage Loan Trust 2007-1
Y4S	11253	Harborview Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2007-7
Z4S	11254	J.P. Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-A2
A5S	11255	J.P. Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-A3
Z0L	11257	J.P. Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-A5
C5S	11258	J.P. Morgan Alternative Loan Trust, Series 2006-A6
D5S	11259	J.P. Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-S3
E5S	11260	J.P. Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1
H5S	11263	J.P. Morgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-S2
J5S	11264	J.P. Morgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-S1
K5S	11265	J.P. Morgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-S2
H3F	11270	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-10
J3F	11271	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-2
K3F	11272	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-5
L3F	11273	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-7
M3F	11274	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-8
L5S	11275	Luminent Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-7
N3F	11276	Lehman XS Trust, Mortgage Pass-Through Certificates, Series 2006-4N
P3F	11277	Lehman XS Trust, Mortgage Pass-Through Certificates, Series 2007-11
R3F	11279	Lehman XS Trust, Mortgage Pass-Through Certificates, Series 2007-3
S3F	11280	Lehman XS Trust, Mortgage Pass-Through Certificates, Series 2007-6
T3F	11281	Lehman XS Trust, Mortgage Pass-Through Certificates, Series 2007-9
M6S	11309	MANA Mortgage Pass-Through Certificates, Series 2007-A1
N6S	11310	MANA Mortgage Pass-Through Certificates, Series 2007-A2
P6S	11311	MANA Mortgage Pass-Through Certificates, Series 2007-A3
D8S	11350	Merrill Lynch Mortgage Investors, Mortgage Pass-Through Certificates, MLMI Series 2006-A1
E8S	11351	Merrill Lynch Mortgage Investors, Mortgage Pass-Through Certificates, MLMI Series 2006-A2
F8S	11352	Merrill Lynch Mortgage Investors, Mortgage Pass-Through Certificates, MLMI Series 2006-A4
G8S	11353	Merrill Lynch Mortgage Investors, Mortgage Pass-Through Certificates, MLMI Series 2006-AF1
Y8S	11367	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-11
Z8S	11368	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-12XS
A9S	11369	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-15XS
B9S	11370	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-17XS
C9S	11371	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-1AR
D9S	11372	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-7
E9S	11373	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-10XS
F9S	11374	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-12
G9S	11375	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-14AR
H9S	11376	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-15AR
J9S	11377	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-2AX
K9S	11378	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3XS
M9S	11380	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-8XS
W3F	11389	Structured Asset Residential Mortgage, Mortgage Pass-Through Certificates, Series 2007-5
Y3F	11390	Structured Asset Residential Mortgage, Mortgage Pass-Through Certificates, Series 2007-6
Y9S	11408	Sequoia Mortgage Trust, Series 2007-1
B1M	11419	Terwin Mortgage Trust, Asset-Backed Certificates, Series 2006-10SL
C1M	11420	Terwin Mortgage Trust, Asset-Backed Certificates, Series 2006-12SL
D1M	11421	Terwin Mortgage Trust, Asset-Backed Certificates, Series 2006-8
D2M	11423	Washing Mutual Mortgage Pass-Through Certificates, WMALT Series 2007-2
S1L	11436	Terwin Mortgage Trust, Asset-Backed Certificates, Series 2006-4SL
T1L	11437	Terwin Mortgage Trust, Asset-Backed Certificates, Series 2006-6SL
E1M	11438	ACE Home Equity Loan Trust, Series 2006-GP1
F1M	11439	Bear Stearns Second Lien Trust 2007-1
V2D	11515	INDYMAC Residential Mortgage-Backed Trust, Series 2006-H2
M0S	11533	Merrill Lynch Mortgage Pass-Through Certificates, MANA Series 2007-AF1
N0S	11534	Mortgage Pass-Through Certificates, MANA Series 2007-AF1
T0S	11542	Morgan Stanley Mortgage Loan Trust 2007-1XS
E2M	11557	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3
B1T	11568	MASTR Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1
C1T	11569	MASTR Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-HF1

E1T	11571	MASTR Adjustable Rate Mortgages Trust, Mortgage Pass-Through Certificates, Series 2006-OA1
F1T	11572	MASTR Adjustable Rate Mortgages Trust, Mortgage Pass-Through Certificates, Series 2006-OA2
G1T	11573	MASTR Adjustable Rate Mortgages Trust, Mortgage Pass-Through Certificates, Series 2007-1
H1T	11574	MASTR Asset Securitization Trust, Mortgage Pass-Through Certificates, Series 2007-1

P1M	11585	Bear Stearns Second Lien Trust, Mortgage-Backed Notes, Series 2007-1
J4F	11596	GreenPoint Mortgage Funding Trust, Mortgage Pass-Through Certificates, Series 2006-AR4
K4F	11597	GreenPoint Mortgage Funding Trust, Mortgage Pass-Through Certificates, Series 2006-AR5
L4F	11598	GreenPoint Mortgage Funding Trust, Mortgage Pass-Through Certificates, Series 2006-AR6
M4F	11599	GreenPoint Mortgage Funding Trust, Mortgage Pass-Through Certificates, Series 2006-AR7
N4F	11600	GreenPoint Mortgage Funding Trust, Mortgage Pass-Through Certificates, Series 2006-AR8
Q1M	11601	GreenPoint Mortgage Funding Trust, Home Equity Loan Asset-Backed Notes, Series 2006-HE1
P4F	11602	GreenPoint Mortgage Funding Trust, Mortgage Pass-Through Certificates, Series 2007-AR1
Q4F	11603	GreenPoint Mortgage Funding Trust, Mortgage Pass-Through Certificates, Series 2007-AR2
R4F	11604	Lehman XS Trust, Mortgage Pass-Through Certificates, Series 2006-12N
T4F	11606	Lehman XS Trust, Mortgage Pass-Through Certificates, Series 2006-4N
V4F	11607	Lehman XS Trust, Mortgage Pass-Through Certificates, Series 2006-GP1
W4F	11608	Lehman XS Trust, Mortgage Pass-Through Certificates, Series 2006-GP2
Y4F	11609	Lehman XS Trust, Mortgage Pass-Through Certificates, Series 2006-GP3
Z4F	11610	Lehman XS Trust, Mortgage Pass-Through Certificates, Series 2006-GP4
A5F	11611	Lehman XS Trust, Mortgage Pass-Through Certificates, Series 2007-15N
D5F	11615	Structured Asset Investment Loan Trust, Mortgage Pass-Through Certificates, Series 2006-2
M5F	11624	Structured Asset Securities Corp., Mortgage Pass-Through Certificates, Series 2006-ARS1
N5F	11625	Structured Asset Securities Corp., Mortgage Pass-Through Certificates, Series 2006-GEL3
P5F	11626	Structured Asset Securities Corp., Mortgage Pass-Through Certificates, Series 2006-GEL4
Q5F	11627	Structured Asset Securities Corp., Mortgage Pass-Through Certificates, Series 2006-S1
R5F	11628	Structured Asset Securities Corp., Mortgage Pass-Through Certificates, Series 2007-TC1
K1T	11629	SunTrust Acquisition Closed-End Seconds Trust, Series 2007-1
L1T	11630	Bear Stearns Second Lien Trust, Mortgage-Backed Certificates, Series 2007-SV1 S/S
M1T	11631	Bear Stearns Second Lien Trust, Mortgage-Backed Certificates, Series 2007-SV1 S/A
S5F	11633	Structured Asset Securities Corp., Mortgage Pass-Through Certificates, Series 2007-GEL1 S/S
T5F	11634	Structured Asset Securities Corp., Mortgage Pass-Through Certificates, Series 2007-GEL2 S/S
Y5F	12046	Nationstar Mortgage Loan Trust 2013-A
Y1M	12351	VCC MORTGAGE SECURITIES, LLC, Series 2014-1
Z1M	12352	VCC MORTGAGE SECURITIES, LLC, Series 2014-1
Z7A	12451	Citi Mortgage Loan Trust Mortgage Pass-Through Certificated Series 2005-5
E2T	12513	Sequoia Mortgage Trust 2007-2, Mortgage Pass-Through Certificates
G2T	12515	Sequoia Mortgage Trust 11, Mortgage Pass-Through Certificates
S2T	12525	Sequoia Mortgage Trust 2007-1
T2T	12526	Sequoia Mortgage Trust 2007-3
V2T	12527	Sequoia Mortgage Trust 2007-4
D6F	12535	New Residential Mortgage Loan Trust 2015-7
Y2T	12537	Cherrywood SB Commercial Mortgage-Backed Certificates Series 2016-1
E6F	12546	New Residential Mortgage Loan Trust 2016-1
F6F	12551	New Residential Mortgage Loan Trust 2016-2
G6F	12565	New Residential Mortgage Loan Trust 2016-3
H6F	12574	New Residential Mortgage Loan Trust 2016-4
L7A	12582	Citigroup Mortgage Loan Trust Inc.Mortgage Pass-Through Certificates Series2005-1
G3T	12588	GSMPS Mortgage Loan Trust 2006-RP2
J6F	12596	New Residential Mortgage Loan Trust 2016-4
K6F	12602	New Residential Mortgage Loan Trust 2017-2
L6F	12610	New Residential Mortgage Loan Trust 2017-3
M6F	12614	New Residential Mortgage Loan Trust 2017-5
N6D	12616	NRZ Pass-Through Trust EBO I, Series 2017-1
J3T	12619	Bear Stearns ALT-A Trust, Mortagge Pass-Through Certificates Series 2006-3
N6F	12623	New Residential Mortgage Loan Trust 2017-6
P6F	12627	New Residential Mortgage Loan Trust 2018-1
S4A	12633	Premia Amtrust 2017 Trust
Q6F	12638	New Residential Mortgage Loan Trust 2018-2
CC2	12644	New Residential Mortgage Loan Trust 2018-3
CC7	12652	New Residential Mortgage Loan Trust 2018-4
DD1	12656	New Residential Mortgage Loan Trust 2018-5
PHH	179017	Sequoia Mortgage Trust 2007-1
PHH	179018	Sequoia Mortgage Trust 2007-2
PHH	179019	Sequoia Mortgage Trust 2007-3
PHH	179020	Sequoia Mortgage Trust 2007-4

PHH	1A2	J.P. Morgan Mortgage Trust 2018-6
	1D8	J.P. Morgan Mortgage Trust 2019-HYB1
	1F1	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-MX1
	1F3	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-RP1

	1G1	GSAMP Trust 2006-HE7
	1G1	GSAMP Trust 2006-HE7
	1G7	Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2007-A
	1H1	C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-RP2
PHH	2W3	J.P. Morgan Mortgage Trust 2017-3
PHH	2W6	J.P. Morgan Mortgage Trust 2017-6
PHH	2Y0	J.P. Morgan Mortgage Trust 2018-1
PHH	2Y8	J.P. Morgan Mortgage Trust 2018-3
PHH	G37	PHH Mortgage Trust 2008-CIM1 Mortgage Backed Notes
PHH	G56	PHH Mortgage Trust 2008-CIM2 Mortgage Backed Notes
PHH	G88	J.P. Morgan Seasoned Mortgage Trust, Series 2010-1
PHH	G94	Banc of America Funding 2011-SD1
PHH	R87	Sequoia Mortgage Trust 2012-1
PHH	S42	Sequoia Mortgage Trust 2012-5
PHH	S44	CSMC Trust 2012-9
PHH	S47	Sequoia Mortgage Trust 2012-6
PHH	S54	Sequoia Mortgage Trust 2013-2
PHH	S58	CSMC Trust 2013-TH1
PHH	S60	CSMC Trust 2013-IVR1
PHH	S65	CSMC Trust 2013-IVR2
PHH	S66	J.P. Morgan Mortgage Trust 2013-3
PHH	S67	Sequoia Mortgage Trust 2013-7
PHH	S68	CSMC Trust 2013-IVR3
PHH	S74	CSMC Trust 2013-IVR4
PHH	S75	Sequoia Mortgage Trust 2013-10
PHH	S76	CSMC Trust 2013-6
PHH	S77	Agate Bay Mortgage Trust 2013-1
PHH	S89	Towd Point Master Funding Trust 2014-3
PHH	T17	CSMC Trust 2014-IVR2
PHH	T19	Sequoia Mortgage Trust 2014-1
PHH	T20	Towd Point Master Funding Trust 2014-5
PHH	T29	CSMC Trust 2014-IVR3
PHH	T35	CSMC Trust 2014-WIN1
PHH	T37	CSMC Trust 2014-WIN2
PHH	T38	J.P. Morgan Mortgage Trust 2014-IVR3
PHH	T49	J.P. Morgan Seasoned Mortgage Trust 2014-1
PHH	T50	CSMC Trust 2015-WIN1
PHH	T51	CSMC Trust 2015-1
PHH	T56	WinWater Mortgage Loan Trust 2015-3
PHH	T57	CSMC Trust 2015-3
PHH	T74	J.P. Morgan Mortgage Trust 2015-6
PHH	T82	CSMLT 2015-3
PHH	T93	J.P. Morgan Mortgage Trust 2016-1
PHH	W07	J.P. Morgan Mortgage Trust 2016-3
PHH	W11	Bayview Financial Mortgage Pass-Through Trust 2007-A
PHH	W12	PHH Alternative Mortgage Trust, Series 2007-1
PHH	W13	J.P. Morgan Mortgage Trust 2016-5
PHH	W14	J.P. Morgan Mortgage Trust 2017-2
PHH	W20	New Residential Mortgage Loan Trust 2017-5
PHH	W21	J.P. Morgan Mortgage Trust 2017-3
PHH	W23	New Residential Mortgage Loan Trust 2017-2
PHH	W32	New Residential Mortgage Loan Trust 2017-6
PHH	W36	Lehman Mortgage Trust Series 2006-2
PHH	W39	Structured Asset Securities Corporation, Series 2006-GEL1
PHH	W41	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3
PHH	W42	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-1
PHH	W53	Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-4
PHH	W54	Bear Stearns ALT-A Trust, Series 2006-1
PHH	W61	MANA Mortgage Pass-Through Certificates, Series 2007-A1
PHH	W62	J.P. MORGAN MORTGAGE TRUST 2006-S1

PHH	W66001	GSAA Home Equity Trust Asset-Backed Certificates, Series 2006-1
PHH	W66002	GSAA Home Equity Trust 2006-5, Asset-Backed Certificates Series 2006-5
PHH	W66003	GSAA Home Equity Trust Asset-Backed Certificates, Series 2006-12
PHH	W67	J.P. Morgan Mortgage Trust 2007-A4
PHH	W68	J.P. Morgan Mortgage Trust 2006-A1

PHH	W69	J.P. Morgan Mortgage Trust 2006-A2
PHH	W70	J.P. Morgan Alternative Loan Trust 2006-S1
PHH	W74	J.P. Morgan Mortgage Trust 2007-A2
PHH	W76	J.P. Morgan Alternative Loan Trust 2006-A1
PHH	W78003	MASTR Alternative Loan Trust 2006-1
PHH	W78004	MABS 2006-AB1
PHH	W78005	MASTR Asset Securitization Trust 2006-1
PHH	W78006	MASTR Adjustable Rate Mortgage Trust 2006-2
PHH	W78007	MASTR Alternative Loan Trust 2006-3
PHH	W80001	GSR Mortgage Loan Trust, Series 2006-1F
PHH	W80003	GSR Mortgage Loan Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2
PHH	W80004	GSR Mortgage Loan Trust, Series 2006-5F
PHH	W80006	GSAA Home Equity Trust Asset-Backed Certificates, Series 2006-16
PHH	W80007	GSR Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-9F
PHH	W80008	GSR Mortgage Loan Trust 2007-AR1
PHH	W80009	GSR Mortgage Loan Trust, Series 2007-3F
PHH PHH PHH PHH PHH PHH PHH	W80010	GSR Mortgage Loan Trust 2007-AR2
	W81010	Thornburg Mortgage Securities Trust 2006-1
	W81011	Thornburg Mortgage Securities Trust 2006-4
	W89	Morgan Stanley Mortgage Loan Trust 2006-7
	W93	J.P. Morgan Mortgage Trust 2006-A7
	W94	J.P. Morgan Mortgage Trust 2006-A4
	W99	J.P. Morgan Mortgage Trust 2017-4
	1D1	J.P. Morgan Mortgage Trust 2019-INV1
	1D6	New Residential Mortgage Loan Trust 2019-4
	1E4	New Residential Mortgage Loan Trust 2019-5
	1J6	New Residential Mortgage Loan Trust 2019-6